                                  Exhibit 3.1

                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2751645
                                                              ------------------

                       The Commonwealth of Massachusetts

                            William Francis Galvin
                         Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts 02108-1512

                       RESTATED ARTICLES OF ORGANIZATION
                   (General Laws, Chapter 156B, Section 74)


We, John L. Youngblood                                           , *President
    -------------------------------------------------------------

and David L. Renauld                                             ,*Clerk
    -------------------------------------------------------------

of  Millitech Corporation                                                     ,
    --------------------------------------------------------------------------
                          (Exact name of corporation)

located at South Deerfield Research Park, P.O. Box 109, South Deerfield, MA
           ----------------------------------------------------------------
                                    01373,
                                    -----
                 (Street address of corporation Massachusetts)

do hereby certify that the following Restatement of the Articles of Organization
was duly adopted at a meeting held on October 13       , 1999     by a vote of
                                      -----------------    ------
the directors/or:

833,922  shares of Common Stock of 1,623,972 shares outstanding,
-------
2,708,134 shares of Class A Preferred Stock   of 3,045,696   shares outstanding,
---------           -------------------------    ------------
                        (type, class & series, if any)


743,756 shares of Class B Preferred Stock   of  789,677  shares outstanding, and
-------           -------------------------   ----------
                        (type, class & series, if any)

6,864,898 shares of Class D Preferred Stock  of 7,200,000   shares outstanding,
---------           ------------------------    -----------
                        (type, class & series, if any)


9,557,110 shares of Class E Preferred Stock of 9,941,508 shares outstanding,
---------
** being at least two-thirds of each type, class or series outstanding and entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:

                                   ARTICLE I
                        The name of the corporation is:

                      Telaxis Communications Corporation

                                  ARTICLE II
    The purpose of the corporation is to engage in the following business activities:

                                 See Attached.


*Delete the inapplicable words.      **Delete the inapplicable clause.
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

                                  ARTICLE III

State the total number of shares and par value, if any, of each class of stock which the corporation is authorized to issue:

-----------------------------------------------------------------------------------------
     WITHOUT PAR VALUE                                WITH PAR VALUE
-----------------------------------------------------------------------------------------
  TYPE      NUMBER OF SHARES        TYPE            NUMBER OF SHARES       PAR VALUE
-----------------------------------------------------------------------------------------
 Common:                           Common:        100,000,000               $.01
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                   Class A     3,090,323    $.01
 Preferred:                        Preferred:      Class B       789,677    $.01
-----------------------------------------------------------------------------------------
                                                   Class C             0    $.01
                                                   Class D     7,200,000    $.01
-----------------------------------------------------------------------------------------
                                                   Class E    11,000,000    $.01
                                              Undesignated     4,500,000    $.01
-----------------------------------------------------------------------------------------

                                  ARTICLE IV

If more than one class of stock is authorized, state a distinguishing designation for each class. Prior to the issuance of any shares of a class, if shares of another class are outstanding, the corporation must provide a description of the preferences, voting powers, qualifications, and special or relative rights or privileges of that class and of each other class of which shares are outstanding and of each series then established within any class.

                                 See Attached.

                                   ARTICLE V

The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are:

                                     None.

                                  ARTICLE VI

**Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

                                 See Attached.


**if there are no provisions state "None".
Note: The preceding six (6) articles are considered to be permanent and may ONLY be changed by filing appropriate Articles of Amendment.

                                  ARTICLE VII

The effective date of the restated Articles of Organization of the corporation shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date which shall not be more than thirty days after the date of filing.


                                 ARTICLE VIII

The information contained in Article VIII is not a permanent part of the Articles of Organization.

a. The street address (post office boxes are not acceptable) of the principal office of the corporation in Massachusetts is:
          South Deerfield Research Park, South Deerfield, MA 01373

b. The name, residential address and post office address of each director and officer of the corporation is as follows:

               NAME                     RESIDENTIAL ADDRESS           POST OFFICE ADDRESS
President:     John L. Youngblood       29366 Duberry Ridge           29366 Duberry Ridge
                                        Boerne, TX 78015              Boerne, TX 78015

Treasurer:     Dennis C. Stempel        18 Independence Road          18 Independence Road
                                        Feeding Hills, MA 01030       Feeding Hills, MA 01030

Clerk:         David L. Renauld         40 Barnes Road                40 Barnes Road
                                        No. Brookfield, MA 01535      No. Brookfield, MA 01535

Directors:     Albert E. Paladino       12 Wachusett Road             12 Wachusett Road
                                        Chestnut Hill, MA 02167       Chestnut Hill, MA 02167

               Allan M. Doyle, Jr.      17 Soo-Nipi Park Road         17 Soo-Nipi Park Road
                                        New London, NH 03257          New London, NH 03257

               Robert C. Fleming        7 Cider Hill Lane             7 Cider Hill Lane
                                        Sherborn, MA 01770            Sherborn, MA 01770

               Matthew S. Robison       3204 Caves Road               3204 Caves Road
                                        Owings Mills, MD 21117        Owings Mills, MD 21117

               James W. Fordyce         370 Lake Avenue               370 Lake Avenue
                                        Greenwich, CT 06830           Greenwich, CT 06830

               David A. Norbury         6705 Polo Farms Drive         6705 Polo Farms Drive
                                        Summerfield, NC 27358         Summerfield, NC 27358

               John L. Youngblood       29366 Duberry Ridge           29366 Duberry Ridge
                                        Boerne, TX 78015              Boerne, TX 78015

c. The fiscal year (i.e., tax year) of the corporation shall end on the last day of the month of: December

d. The name and business address of the resident agent, if any, of the corporation is: N/A

**We further certify that the foregoing Restated Articles of Organization affect no amendments to the Articles of Organization of the corporation as heretofore amended, except amendments to the following articles. Briefly describe amendments below:

          See Attached.

SIGNED UNDER THE PENALTIES OF PERJURY, this 13th/  day of October, 1999,
                                            -------        -------    --

   /s/ John L. Youngblood                                          , *President
-------------------------------------------------------------------
John L. Youngblood

                  /s/ David L. Renauld                             , *Clerk
-------------------------------------------------------------------
David L. Renauld
*Delete the inapplicable words.    **If there are no amendments, state `None'.

                       THE COMMONWEALTH OF MASSACHUSETTS

                       RESTATED ARTICLES OF ORGANIZATION
                    (General Laws, Chapter 156B, Section 74)

               ================================================

I hereby approve the within Restated Articles of Organization and, the filing fee in the amount of $64,400 having been paid, said articles are deemed to have been filed with me this 14th day of October, 1999.



Effective Date: 10-14-99



                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth


                        TO BE FILLED IN BY CORPORATION
                     Photocopy of document to be sent to:


David L. Renauld, Esquire
--------------------------------------------
Mirick, O'Connell, DeMallie & Lougee, LLP
100 Front Street
--------------------------------------------
Worcester, MA 01608-1477
--------------------------------------------

Telephone: (508) 791-8500
          ----------------------------------

                                  ARTICLE II
                                  ----------

                                   Purposes
                                   --------


     To develop, manufacture, market, sell and service devices, components, subsystems and systems operating in the millimeter and submillimeter wavelength regions of the electromagnetic spectrum.

     To carry on any manufacturing, mercantile, selling, management, service or other business, operation or activity which may be lawfully carried on by a corporation organized under the Business Corporation Law of the Commonwealth of Massachusetts, whether or not related to those referred to in the foregoing paragraph.

                                  ARTICLE IV
                                  ----------

                                 Capital Stock
                                 -------------


     The total number of shares of all classes of stock which the corporation shall have authority to issue is One Hundred Twenty-Six Million Five Hundred Eighty Thousand (126,580,000) shares, consisting of One Hundred Million (100,000,000) shares of Common Stock, par value $.01 per share (the "Common Stock"), and Twenty-Six Million Five Hundred Eighty Thousand (26,580,000) shares of Preferred Stock, par value $.01 per share (the "Preferred Stock").

                                 COMMON STOCK
                                 ------------

     Section 1.  Voting Rights.  Subject to the relative rights and preferences
     ---------   -------------
of any shares of preferred stock authorized and issued hereunder, the holders of shares of Common Stock shall be entitled to one vote for each share so held with respect to all matters voted on by the shareholders of the corporation.

     Section 2.  Liquidation Rights.  Subject to the prior and superior right of
     ---------   ------------------
any shares of preferred stock authorized and issued hereunder, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of Common Stock shall be entitled to receive that portion of the remaining funds to be distributed. Such funds shall be paid to the holders of Common Stock on the basis of the number of shares of Common Stock held by each of them.

     Section 3.  Dividends.  Subject to the relative rights and preferences of
     ---------   ---------
any shares of preferred stock authorized and issued hereunder, dividends may be paid on the Common Stock as and when declared by the Board of Directors.

     Section 4.  Residual Rights.  All rights accruing to the outstanding shares
     ---------   ---------------
of the corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.

                                PREFERRED STOCK
                                ---------------

     Section 1.  Classes and Series of Preferred Stock.  The Preferred Stock may
     ---------   -------------------------------------
from time to time be divided into and issued in classes and series within a class. The different classes and series of Preferred Stock shall be established and designated, and the variations in the relative rights and preferences as between the different classes and series shall be fixed and determined, by the Board of Directors as hereinafter provided. In all other respects all shares of Preferred Stock shall be identical.

     Section 2.  Designation of Class by Board of Directors.  The Board of
     ---------   ------------------------------------------
Directors is hereby expressly authorized, subject to the provisions of these Restated Articles of Organization, to establish classes of Preferred Stock, with or without series, in accordance with applicable law and to fix and determine by vote providing for the issue of such class:

     (a) the number of shares constituting that class and series within that class and the distinctive designation of that class and/or any series and whether additional shares of that class and/or series may be issued;

     (b) whether any dividends shall be paid on shares of that class and/or series, and, if so, the dividend rate on the shares of that class and/or series; whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that class and/or series;

     (c) whether shares of that class and/or series shall have voting rights in addition to the voting rights provided by law and, if so, the terms of such voting rights;

     (d) whether shares of that class and/or series shall be convertible into shares of Common Stock or another security and, if so, the terms and conditions of such conversion, including provisions for adjustment of the conversion rate in such events as the Board of Directors shall determine;

     (e) whether or not the shares of that class and/or series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and whether that class and/or series shall have a sinking fund for the redemption or purchase of shares of that class and/or series and, if so, the terms and amount of such sinking fund;

     (f) whether, in the event of purchase or redemption of the shares of that class and/or series, any shares of that class and/or series shall be restored to the status of authorized but unissued shares or shall have another specified status;

     (g) the rights of the shares of that class and/or series in the event of the sale, conveyance, exchange or transfer of all or substantially all of the property and assets of the corporation, or the merger or consolidation of the corporation into or with any other corporation, or the merger of any other corporation into it, or the voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of shares of that class and/or series to payment in any such event;

     (h) whether the shares of that class and/or series shall carry any preemptive right in or preemptive right to subscribe for any additional shares of that class or series or any shares of any other class of stock which may at any time be authorized or issued, or any bonds, debentures or other securities convertible into shares of stock of any class of the corporation, or options or warrants carrying rights to purchase such shares or securities;

     (i) whether the shares of that class and/or series shall carry any registration rights and the terms and conditions of such registration; and

     (j) any other designation, preferences, voting powers, qualifications, and special or relative rights or privileges of the shares of that class and/or series.

     The Board of Directors may from time to time increase the number of shares of any class or series of Preferred Stock already created by providing that any unissued shares of Preferred Stock shall constitute part of such class or series, and/or may decrease (but not below the number of shares thereof then outstanding) the number of shares of any class or series of Preferred Stock already created by providing that any unissued shares previously assigned to such class or series shall no longer constitute part thereof.

     Section 3.  Residual Rights.  All rights accruing to the outstanding shares
     ---------   ---------------
of capital stock of the corporation not expressly provided for to the contrary in the Restated Articles of Organization with respect to the existing class or series of Preferred Stock or in any subsequent designations with respect to any other class or series of Preferred Stock shall be vested in the Common Stock.

                            CLASS A PREFERRED STOCK
                            -----------------------

     Section 1.  Designation.  Three Million Ninety Thousand Three Hundred
     ---------   -----------
Twenty-Three (3,090,323) shares of Preferred Stock are hereby designated as "Class A Preferred Stock" (the "Class A Preferred").

     Section 2.  Liquidation Rights.  In the event of any voluntary or
     ---------   ------------------
involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of each share of Class A Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the corporation to the holders of the Class C Preferred and the holders of the Common Stock of the corporation by reason of their ownership thereof, an amount equal to three dollars and twenty-five cents ($3.25) per share plus an amount equal to all declared but unpaid dividends to and including the date full payment shall be tendered to the holder of the Class A Preferred with respect to such liquidation, dissolution or winding up.

     All of the preferential amounts to be paid to the holders of the Class A Preferred under this Section 2 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the corporation to, the holders of the Class C Preferred or the holders of the Common Stock in connection with such liquidation, dissolution or winding up. After the payment or the setting apart of payment to the holders of the Class A Preferred of the preferential amounts so payable to them, the holders of the Class C Preferred and the holders of the Common Stock shall be entitled to receive all remaining assets of the corporation.

     If the assets or surplus funds to be distributed to the holders of the Class A Preferred are insufficient to permit the payment to such holders of their full preferential amount, the assets and surplus funds legally available for distribution shall be distributed ratably among the holders of the Class A Preferred in proportion to the full preferential amount each such holder is otherwise entitled to receive.

     A consolidation or merger of the corporation or a sale of all or substantially all of the assets of the corporation shall be regarded as a liquidation, dissolution or winding up of the affairs of the corporation within the meaning of this Section 2; provided, however, that each holder of Class A
                               --------  -------
Preferred shall have the right to elect the benefits of the provisions of
Section 3(d) (vii) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the corporation pursuant to this Section 2.

     Section 3.  Conversion.  The holders of the Class A Preferred shall have
     ---------   ----------
conversion rights as follows (the "Conversion Rights"):

          (a)  Right to Convert.  Each share of Class A Preferred shall be
               ----------------
convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the corporation or any transfer agent for the Class A Preferred, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing three dollars and twenty-five cents ($3.25) by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion without the payment of any additional consideration by the holder thereof (the "Conversion Price") shall initially be three dollars and twenty-five cents ($3.25) per share of Common Stock. Such initial Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Class A Preferred is convertible, as hereinafter provided.

          (b)  Automatic Conversion.  Each share of Class A Preferred shall
               --------------------
automatically be converted into shares of Common Stock at the then effective Conversion Price upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the corporation to the public at a public offering price of at least $4.50 per share (with such amount to be appropriately adjusted in the event of any stock dividend, stock distribution or subdivision as provided in subparagraph (d)(vi) hereof) and having an aggregate offering price to the public resulting in gross proceeds to the corporation of not less than $15,000,000 (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Class A Preferred shall not be deemed to have converted that Class A Preferred until immediately prior to the closing of such offering).

Each person who holds of record Class A Preferred immediately prior to such automatic conversion shall be entitled to all dividends which have accrued to the time of the automatic conversion, but not paid on the Class A Preferred, pursuant to Section 6 hereof. Such dividends shall be paid to all such holders within 30 days of the automatic conversion.

          (c)  Mechanics of Conversion.  No fractional shares of Common Stock
               -----------------------
shall be issued upon conversion of the Class A Preferred. In lieu of any fractional shares to which the holder would otherwise be entitled, the corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Before any holder of Class A Preferred shall be entitled to convert the same into full shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Class A Preferred, and shall give written notice to the corporation at such office that he elects to convert the same and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for shares of Common Stock to be issued. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Class A Preferred, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Class A Preferred to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          (d)  Adjustments to Conversion Price for Diluting Issues.

               (i)  Special Definitions.  For purposes of this Section 3(d), the
                    -------------------
following definitions shall apply:

                    (1)  "Option" shall mean rights, options, or warrants to
                          ------
subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                    (2) "Original Issue Date" shall mean the date on which a share of Class A Preferred was first issued.

                    (3) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock, Class A Preferred or Class B Preferred) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                    (4) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 3(d)(iii) hereof, deemed to be issued) by the corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

                         (A)  upon conversion of shares of Class A Preferred or
of Class B Preferred;

                         (B)  to officers or employees of, or consultants to,
the corporation pursuant to the corporation's 1983 Incentive Stock Option Plan, 1984 Incentive Stock Option Plan, 1986 Incentive Stock Option Plan, 1987 Stock Plan, 1988 Stock Plan, 1996 Stock Plan or pursuant to action by the Board of Directors prior to March 28, 1984, and pursuant to a stock purchase or option plan or other employee or director stock incentive or compensation program (collectively, the "Plans") approved by a majority of the representatives of the Class A Preferred on the Board of Directors;

                         (C)  by way of dividend or other distribution of shares
of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (A) and (B) or this clause (C) or on shares of Common Stock so excluded; or

                         (D)  with the approval of a majority of the
representatives of the Class A Preferred and Class B Preferred on the Board of Directors, which shares have been designated by said majority to be excepted from the definition of "Additional Shares of Common Stock" contained herein.

               (ii)  No Adjustment of Conversion Price. No adjustment in the
                     ---------------------------------
number of shares of Common Stock into which the Class A Preferred is convertible shall be made, by adjustment in the Conversion Price of Class A Preferred in respect of the issuance of Additional Shares of Common Stock or otherwise, unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the corporation is less than the Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Share.

               (iii) Issue of Securities Deemed Issue of Additional Shares of
                     --------------------------------------------------------
Common Stock.
------------

                     (1) Options and Convertible Securities. In the event the
                         ----------------------------------
corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 3(d)(v) hereof), of such Additional Shares of Common Stock would be less than the Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                         (A)  no further adjustment in the Conversion Price
shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                         (B)  if such Options or Convertible Securities by their
terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be re-computed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                         (C)  upon the expiration of any such Options or any
rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be re-computed as if:

                              (I)  in the case of Convertible Securities or
Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the corporation upon such conversion or exchange, and

                              (II) in the case of Options for Convertible
Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the corporation (determined pursuant to Section 3(d)(v) hereof) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                         (D)  no readjustment pursuant to clause (B) or (C)
above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment data, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                         (E)  in the case of any Options which expire by their
terms not more than 30 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                         (F)  if such record date shall have been fixed and such
Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this subparagraph 3(d)(iii) as of the actual date of their issuance.

                    (2)  Stock Dividends, Stock Distributions and Subdivisions.
                         -----------------------------------------------------
In the event the corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock, or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

                         (A)  in the case of any such dividend or distribution,
immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                         (B)  in the case of any such subdivision, at the close
of business on the date immediately prior to the date upon which such corporate action becomes effective.

     If such record date shall have been fixed and such dividend shall not have been fully paid on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this subparagraph 3(d)(iii) as of the time of actual payment of such dividend.

               (iv) Adjustment of Conversion Price Upon Issuance of Additional
                    ----------------------------------------------------------
Shares of Common Stock. In the event the corporation shall issue Additional
----------------------
Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d) (iii) hereof, but excluding Additional Shares of Common Stock issued pursuant to Section 3(d)(iii)(2), which event is dealt with in Section 3(d)(vi) hereof) without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue in order to increase the number of shares of Common Stock into which the Class A Preferred is convertible, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction (x) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue (including shares of Common Stock issuable upon conversion of any outstanding Class A Preferred, Class B Preferred or Convertible Securities), plus (2) the number of shares of Common Stock which the aggregate consideration received by the corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price, and
(y) the denominator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue (including shares of Common Stock issuable upon conversion of any outstanding Class A Preferred, Class B Preferred or Convertible Securities), plus (2) the number of such Additional Shares of Common Stock so issued, provided that the Conversion Price shall not be so reduced at such time if the amount of such reduction would be an amount less than $0.05, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.05 or more.

               (v)  Determination of Consideration.  For purposes of this
                    ------------------------------
Section 3(d), the consideration received by the corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                    (1)  Cash and Property.  Such consideration shall:
                         -----------------

                         (A)  insofar as it consists of cash, be computed at the
aggregate amount of cash received by the corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                         (B)  insofar as it consists of property other than
cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                         (C)  in the event Additional Shares of Common Stock are
issued together with other shares or securities or other assets of the corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

                    (2)  Options and Convertible Securities.  The consideration
                         ----------------------------------
per share received by the corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3(d)(iii)(1) above, relating to Options and Convertible Securities shall be determined by dividing

                         (x)  the total amount, if any, received or receivable
by the corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration until such subsequent adjustment occurs) payable to the corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                         (y)  the maximum number of shares of Common Stock (as
set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number until such subsequent adjustment occurs) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (vi) Adjustment for Dividends, Distributions, Subdivisions,
                    ------------------------------------------------------
Combinations or Consolidation of Common Stock.
---------------------------------------------

                    (1)  Stock Dividends, Distributions or Subdivisions.  In the
                         ----------------------------------------------
event the corporation shall issue Additional Shares of Common Stock pursuant to
Section 3(d)(iii)(2) hereof in a stock dividend, stock distribution or subdivision, the Conversion Price in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased.

                    (2)  Combination or Consolidations.  In the event the
                         -----------------------------
outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

               (vii) Adjustment for Merger or Reorganization.  In case of any
                     ---------------------------------------
consolidation or merger of the corporation with or into another corporation or the conveyance of all or substantially all of the assets of the corporation to another corporation, each share of Class A Preferred shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the corporation deliverable upon conversion of such Class A Preferred would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the Class A Preferred, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Class A Preferred.

     Each holder of Class A Preferred upon the occurrence of a capital reorganization, merger or consolidation of the corporation or the sale of all or substantially all its assets and properties as such events are more fully set forth in the first paragraph of this Section 3(d)(vii), shall have the option of electing treatment of his shares of Class A Preferred under either this
Section 3(d)(vii) or Section 2 hereof, notice of which election shall be submitted in writing to the corporation at its principal offices no later than five (5) days before the effective date of such event.

          (e)  No Impairment.  The corporation will not, by amendment of its
               -------------
Restated Articles of Organization or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Class A Preferred against impairment.

          (f)  Certificate as to Adjustments.  Upon the occurrence of each
               -----------------------------
adjustment or readjustment of the Conversion Price pursuant to this Section 3, the corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Class A Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The corporation shall, upon the written request at any time of any holder of Class A Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Class A Preferred.

          (g)  Notice of Record Date.  In the event of (i) any taking by the
               ---------------------
corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, or (ii) any capital reorganization of the corporation, any reclassification or recapitalization of the capital stock of the corporation, any merger or consolidation of the corporation, and any transfer of all or substantially all of the assets of the corporation to any other corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the corporation, the corporation shall mail to each holder of Class A Preferred at least 20 days prior to the record date specified therein, a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

          (h)  Common Stock Reserved.  The corporation shall reserve and keep
               ---------------------
available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Class A Preferred.

     Section 4.  Redemption.  (a) There shall be a five-year period (the
     ---------   ----------
"Redemption Period") for each share of the Class A Preferred commencing five years after April 20, 1994 for any Class A Preferred issued on or prior to that date and commencing five years after the date of issuance for any Class A Preferred issued subsequent to April 20, 1994. On the commencement date of the Redemption Period for each share of the Class A Preferred eligible for redemption and on the first, second, third and fourth anniversaries thereof, the corporation shall offer to each holder of shares of Class A Preferred eligible for redemption to redeem a maximum of twenty percent

(20%), forty percent (40%), sixty percent (60%), eighty percent (80%) and one hundred percent (100%), respectively, of the total number of shares of Class A Preferred held by such holder prior to the commencement of the Redemption Period with respect to such Class A Preferred, at a price of three dollars and twenty-five cents ($3.25) per share, plus an amount equal to all declared but unpaid dividends payable in accordance with Section 6 hereof on each share of Class A Preferred tendered for redemption; provided, that any shares of Class A Preferred redeemed hereunder in any previous years shall reduce the maximum amount of Class A Preferred which the corporation may be requested to redeem in any then current year. The corporation shall offer to redeem shares of Class A Preferred eligible for redemption by giving written notice thereof to each holder of shares of Class A Preferred eligible for redemption, which notice shall state the number of shares of Class A Preferred eligible to be redeemed by such holder and shall specify a redemption date not less than forty-five (45) days nor more than sixty (60) days after the date of such written notice. Any holder of shares of Class A Preferred eligible to be redeemed may redeem such shares by giving written notice thereof to the corporation, and to each other holder of shares of Class A Preferred, no less than 15 days prior to the redemption date specified in the corporation's written offer of redemption, and by surrendering to the corporation on or before the redemption date the share certificates for the number of shares of Class A Preferred to be redeemed. If less than all of the shares represented by such certificates are redeemed, a new certificate shall be issued for the unredeemed shares as promptly as possible. Notwithstanding the foregoing, the holders of sixty-six and two-thirds percent (66 2/3%) or more of the Class A Preferred shall have the right to postpone for a specified period of time or waive such rights of redemption of all holders by written notice to the corporation and to all such holders given at least fifteen
(15) days prior to the scheduled date of redemption.

          (b) In the event of a sale of all or substantially all the assets of the corporation, then the corporation shall offer to each holder of shares of Class A Preferred to redeem not less than all the shares of Class A Preferred held by such holder on the date the corporation fixes as the date to mail or otherwise send out its offer of redemption, at a redemption price of three dollars and twenty-five cents ($3.25) per shares plus an amount equal to all declared but unpaid dividends payable in accordance with Section 6 hereof on each such share of Class A Preferred tendered for redemption. The corporation shall offer to redeem shares of Class A Preferred by giving written notice thereof to each holder of shares of Class A Preferred, which notice shall be sent not less than twenty (20) days before the scheduled date of consummation of the transaction described above. Such notice of redemption shall state the number of shares of Class A Preferred eligible to be redeemed by such holder and shall specify a redemption date not less than twenty (20) days nor more than sixty (60) days after the date of such written notice. Any holder of shares of Class A Preferred may redeem such shares by giving written notice thereof to the corporation not less than ten (10) days prior to the redemption date specified in the corporation's written offer of redemption, and by surrendering to the corporation on or before the redemption date the share certificates for the number of shares of Class A Preferred to be redeemed.

     Section 5.  Voting Rights.
     ---------   -------------

          (a) The holders of shares of Class A Preferred shall be entitled to notice of any shareholders' meeting and to vote upon any matter submitted to a shareholder for a vote, as though the Common Stock, the Class A Preferred, the Class B Preferred and the Class C Preferred constitute a single class of stock, except with respect to those matters on which the Massachusetts Corporation Law requires that a vote must be by a separate class or classes or by separate series. For all votes other than votes by a separate class or series, holders of Class A Preferred shall have that number of votes per share as is equal to the number of shares of Common Stock into which each such share of Class A Preferred held by such holder is then convertible, provided, however, that at any time, if the number of shares of Common Stock into which the Class A Preferred is convertible is increased as a result of an adjustment of the Conversion Price, all as set forth in Section 3 above, the holders of Class A Preferred shall have that number of votes equal to the number of shares of Common Stock into which such Class A Preferred is convertible.

          (b) The holders of Class A Preferred, the holders of Class B Preferred, the holders of the Class C Preferred and the holders of Common Stock shall be entitled to vote upon the election of directors on the following basis:
So long as at least 50,000 shares of Class A Preferred and Class B Preferred, collectively, shall be outstanding, the holders of Class A Preferred and Class B Preferred issued and outstanding, voting as a single class, are entitled to elect three directors; and the holders of Class A Preferred, Class B Preferred, Class C Preferred and Common Stock and any other capital stock having voting rights are entitled to elect all other members of the Board of Directors.

     Section 6.  Dividend Rights.
     ---------   ---------------

          (a) The holders of the then outstanding shares of Class A Preferred shall be entitled to receive, when and as declared by the Board Directors, out of funds legally available therefor, non-cumulative cash dividends at the annual rate of $.26 per share payable at a rate of $.065 per share per calendar quarter. The corporation's obligation to pay such dividends shall commence after the first calendar quarter when the corporation's net after tax income, calculated in accordance with generally accepted accounting principles, exceeds five times such quarterly dividend on all then outstanding Class A Preferred, Class B Preferred and Class C Preferred and on all then outstanding shares of any other class of preferred stock of the corporation.

          (b) Notwithstanding any provisions in Section 6(a) hereof, dividends which have been declared on the Class A Preferred but not been paid prior to an automatic conversion pursuant to Section 3(b) hereof shall be payable within 30 days of the Closing, as defined in Section 3(b), to each person who holds of record Class A Preferred immediately prior to the automatic conversion.

     Section 7.  Covenants.  So long as at least 50,000 shares of Class A
     ---------   ---------
Preferred shall be outstanding (as adjusted for all subdivisions and combinations), the corporation shall not, without first obtaining the affirmative vote or written consent of not less than sixty-six percent (66%) of such outstanding shares of Class A Preferred:

          (a) amend or repeal any provision of, or add any provision to, the corporation's Restated Articles of Organization or By-Laws if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Class A Preferred generally except with respect to any class or any series of preferred stock of the corporation created by the Board of Directors pursuant to a Certificate of Designation in accordance with the provisions of these Revised Articles of Organization so long as shares of the class or series created do not have any preference or priority as to dividends or assets superior to the Class A Preferred;

          (b) reclassify any Common Stock into shares having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Class A Preferred;

          (c) pay or declare any dividend or distribution on any shares of Common Stock or apply any of its assets to the redemption, retirement, purchase or other acquisition directly or indirectly, through subsidiaries, if any, or otherwise, of any shares of Common Stock except from officers, directors or employees of or consultants to the corporation upon termination of employment and except pursuant to the corporation's rights of first refusal; or

          (d) create any other class or classes of stock or series of preferred stock having any preference or priority as to dividends or assets superior to any such preference or priority of the Class A Preferred; or

          (e) authorize any merger or consolidation of the corporation with or into any other corporation or entity (except into or with a wholly-owned subsidiary corporation with the requisite shareholder approval), or authorize the sale of substantially all of the assets of the corporation.

                            CLASS B PREFERRED STOCK
                            -----------------------

     Section 1.  Designation.  Seven Hundred Eighty-Nine Thousand Six Hundred
     ---------   -----------
Seventy-Seven (789,677) shares of Preferred Stock are hereby designated as "Class B Preferred Stock" (the "Class B Preferred").

     Section 2.  Liquidation Rights.  In the event of any voluntary or
     ---------   ------------------
involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of each share of Class B Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the corporation to the holders of the Class A Preferred, the holders of the Class C Preferred and the holders of the Common Stock of the corporation by reason of their ownership thereof, an amount equal to three dollars and twenty-five cents ($3.25) per share plus an amount equal to all declared but unpaid dividends to and including the date full payment shall be tendered to the holder of the Class B Preferred with respect to such liquidation, dissolution or winding up.

     All of the preferential amounts to be paid to the holders of the Class B Preferred under this Section 2 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the corporation to, the holders of the Class A Preferred, the holders of the Class C Preferred or the holders of the Common Stock in connection with such liquidation, dissolution or winding up. After the payment or the setting apart of payment to the holders of the Class B Preferred of the preferential amounts so payable to them, the holders of the Class A Preferred, the holders of the Class C Preferred and the holders of the Common Stock shall be entitled to receive all remaining assets of the corporation.

     If the assets or surplus funds to be distributed to the holders of the Class B Preferred are insufficient to permit the payment to such holders of their full preferential amount, the assets and surplus funds legally available for distribution shall be distributed ratably among the holders of the Class B Preferred in proportion to the full preferential amount each such holder is otherwise entitled to receive.

     A consolidation or merger of the corporation or a sale of all or substantially all of the assets of the corporation shall be regarded as a liquidation, dissolution or winding up of the affairs of the corporation within the meaning of this Section 2; provided, however, that each holder of Class B
                               --------  -------
Preferred shall have the right to elect the benefits of the provisions of
Section 3(d)(vii) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the corporation pursuant to this Section 2.

     Section 3.  Conversion.  The holders of the Class B Preferred shall have
     ---------   ----------
conversion rights as follows (the "Conversion Rights"):

          (a)  Right to Convert.  Each share of Class B Preferred shall be
               ----------------
convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the corporation or any transfer agent for the Class B Preferred, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing three dollars and twenty-five cents ($3.25) by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion without the payment of any additional consideration by the holder thereof (the "Conversion Price") shall initially be three dollars and twenty-five cents ($3.25) per share of Common Stock. Such initial Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Class B Preferred is convertible, as hereinafter provided.

          (b)  Automatic Conversion.  Each share of Class B Preferred shall
               --------------------
automatically be converted into shares of Common Stock at the then effective Conversion Price upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the corporation to the public at a public offering price of at least $4.50 per share (with such amount to be appropriately adjusted in the event of any stock dividend, stock distribution or subdivision as provided in subparagraph (d)(vi) hereof) and having an aggregate offering price to the public resulting in gross proceeds to the corporation of not less than $15,000,000 (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Class B Preferred shall not be deemed to have converted that Class B Preferred until immediately prior to the closing of such offering). Each person who holds of record Class B Preferred immediately prior to such automatic conversion shall be entitled to all dividends which have accrued to the time of the automatic conversion, but not paid on the Class B Preferred, pursuant to Section 6 hereof. Such dividends shall be paid to all such holders within 30 days of the automatic conversion.

          (c)  Mechanics of Conversion. No fractional shares of Common Stock
               -----------------------
shall be issued upon conversion of the Class B Preferred. In lieu of any fractional shares to which the holder would otherwise be entitled, the corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Before any holder of Class B Preferred shall be entitled to convert the same into full shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Class B Preferred, and shall give written notice to the corporation at such office that he elects to convert the same and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for shares of Common Stock to be issued. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Class B Preferred, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Class B Preferred to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          (d)  Adjustments to Conversion Price for Diluting Issues.
               ---------------------------------------------------

               (i)  Special Definitions. For purposes of this Section 3(d), the
                    -------------------
following definitions shall apply:

                    (1)  "Option" shall mean rights, options, or warrants to
                          ------
subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                    (2)  "Original Issue Date" shall mean the date on which a
                          -------------------
share of Class B Preferred was first issued.

                    (3)  "Convertible Securities" shall mean any evidences of
                          ----------------------
indebtedness, shares (other than Common Stock, Class A Preferred or Class B Preferred) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                    (4)  "Additional Shares of Common Stock" shall mean all
                          ---------------------------------
shares of Common Stock issued (or, pursuant to Section 3(d)(iii) hereof, deemed to be issued) by the corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

                         (A)  upon conversion of shares of Class A Preferred or
of Class B Preferred;

                         (B)  to officers or employees of, or consultants to,
the corporation pursuant to the corporation's 1983 Incentive Stock Option Plan, 1984 Incentive Stock Option Plan, 1986 Incentive Stock Option Plan, 1987 Stock Plan, 1988 Stock Plan, 1996 Stock Plan or pursuant to action by the Board of Directors prior to March 15, 1991, and pursuant to a stock purchase or option plan or other employee or director stock incentive or compensation program (collectively, the "Plans") approved by a majority of the representatives of the Class A Preferred and Class B Preferred on the Board of Directors;

                         (C)  by way of dividend or other distribution of shares
of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (A) and (B) or this clause (C) or on shares of Common Stock so excluded; or

                         (D)  with the approval of a majority of the
representatives of the Class A Preferred and Class B Preferred on the Board of Directors, which shares have been designated by said majority to be excepted from the definition of "Additional Shares of Common Stock" contained herein.

               (ii) No Adjustment of Conversion Price. No adjustment in the number of shares of Common Stock into which the Class B Preferred is convertible shall be made, by adjustment in the Conversion Price of Class B Preferred in respect of the issuance of Additional Shares of Common Stock or otherwise, unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the corporation is less than the Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Share.

               (iii) Issue of Securities Deemed Issue of Additional Shares of
                     --------------------------------------------------------
Common Stock.
------------

                     (1) Options and Convertible Securities. In the event the
                         ----------------------------------
corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 3(d)(v) hereof), of such Additional Shares of Common Stock would be less than the Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                         (A)  no further adjustment in the Conversion Price
shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                         (B)  if such Options or Convertible Securities by their
terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be re-computed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                         (C)  upon the expiration of any such Options or any
rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be re-computed as if:

                              (I)  in the case of Convertible Securities or
Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the corporation upon such conversion or exchange, and

                              (II) in the case of Options for Convertible
Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the corporation (determined pursuant to Section 3(d)(v) hereof) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                         (D)  no readjustment pursuant to clause (B) or (C)
above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment data, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                         (E)  in the case of any Options which expire by their
terms not more than 30 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                         (F)  if such record date shall have been fixed and such
Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this subparagraph 3(d)(iii) as of the actual date of their issuance.

                    (2)  Stock Dividends, Stock Distributions and Subdivisions.
                         -----------------------------------------------------
In the event the corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock, or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

                         (A)  in the case of any such dividend or distribution,
immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                         (B)  in the case of any such subdivision, at the close
of business on the date immediately prior to the date upon which such corporate action becomes effective.

               If such record date shall have been fixed and such dividend shall not have been fully paid on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this subparagraph 3(d)(iii) as of the time of actual payment of such dividend.

               (iv) Adjustment of Conversion Price Upon Issuance of Additional
                    ----------------------------------------------------------
Shares of Common Stock. In the event the corporation shall issue Additional
----------------------
Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii) hereof, but excluding Additional Shares of Common Stock issued pursuant to Section 3(d)(iii)(2), which event is dealt with in Section 3(d)(vi) hereof) without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue in order to increase the number of shares of Common Stock into which the Class B Preferred is convertible, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction (x) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue (including shares of Common Stock issuable upon conversion of any outstanding Class A Preferred, Class B Preferred or Convertible Securities), plus (2) the number of shares of Common Stock which the aggregate consideration received by the corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price, and (y) the denominator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue (including shares of Common Stock issuable upon conversion of any outstanding Class A Preferred, Class B Preferred or Convertible Securities), plus (2) the number of such Additional Shares of Common Stock so issued, provided that the Conversion Price shall not be so reduced at such time if the amount of such reduction would be an amount less than $0.05, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.05 or more.

               (v)  Determination of Consideration. For purposes of this Section
                    ------------------------------
3(d), the consideration received by the corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                    (1)  Cash and Property.  Such consideration shall:
                         -----------------

                         (A)  insofar as it consists of cash, be computed at the
aggregate amount of cash received by the corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                         (B)  insofar as it consists of property other than
cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                         (C)  in the event Additional Shares of Common Stock are
issued together with other shares or securities or other assets of the corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

                    (2)  Options and Convertible Securities. The consideration
                         ----------------------------------
per share received by the corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3(d)(iii)(1) above, relating to Options and Convertible Securities shall be determined by dividing

                         (x)  the total amount, if any, received or receivable
by the corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration until such subsequent adjustment occurs) payable to the corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                         (y)  the maximum number of shares of Common Stock (as
set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number until such subsequent adjustment occurs) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (vi)  Adjustment for Dividends, Distributions, Subdivisions,
                     -----------------------------------------------------
Combinations or Consolidation of Common Stock.
---------------------------------------------

                     (1) Stock Dividends, Distributions or Subdivisions. In the
                         ----------------------------------------------
event the corporation shall issue Additional Shares of Common Stock pursuant to
Section 3(d)(iii)(2) hereof in a stock dividend, stock distribution or subdivision, the Conversion Price in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased.

                     (2) Combination or Consolidations. In the event the
                         -----------------------------
outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

               (vii) Adjustment for Merger or Reorganization.  In case of any
                     ---------------------------------------
consolidation or merger of the corporation with or into another corporation or the conveyance of all or substantially all of the assets of the corporation to another corporation, each share of Class B Preferred shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the corporation deliverable upon conversion of such Class B Preferred would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the Class B Preferred, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Class B Preferred.

     Each holder of Class B Preferred upon the occurrence of a capital reorganization, merger or consolidation of the corporation or the sale of all or substantially all its assets and properties as such events are more fully set forth in the first paragraph of this Section 3(d)(vii), or Section 2 hereof, notice of which election shall be submitted in writing to the corporation at its principal offices no later than five (5) days before the effective date of such event.

          (e)  No Impairment. The corporation will not, by amendment of its
               -------------
Restated Articles of Organization or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Class B Preferred against impairment.

          (f)  Certificate as to Adjustments. Upon the occurrence of each
               -----------------------------
adjustment or readjustment of the Conversion Price pursuant to this Section 3, the corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Class B Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The corporation shall, upon the written request at any time of any holder of Class B Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Class B Preferred.

          (g)  Notice of Record Date.  In the event of (i) any taking by the
               ---------------------
corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, or (ii) any capital reorganization of the corporation, any reclassification or recapitalization of the capital stock of the corporation, any merger or consolidation of the corporation, and any transfer of all or substantially all of the assets of the corporation to any other corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the corporation, the corporation shall mail to each holder of Class B Preferred at least 20 days prior to the record date specified therein, a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

          (h)  Common Stock Reserved.  The corporation shall reserve and keep
               ---------------------
available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Class B Preferred.

     Section 4.  Redemption.  (a) There shall be a five-year period (the
     ---------   ----------
"Redemption Period") for each share of the Class B Preferred commencing five years after the date of issuance for any Class B Preferred or on March 28, 1999, whichever is later. On the commencement date of the Redemption Period for each share of the Class B Preferred eligible for redemption and on the first, second, third and fourth anniversaries thereof, the corporation shall offer to each holder of shares of Class B Preferred eligible for redemption to redeem a maximum of twenty percent (20%), forty percent (40%), sixty percent (60%), eighty percent (80%) and one hundred percent (100%), respectively, of the total number of shares of Class B Preferred held by such holder prior to the commencement of the Redemption Period with respect to such Class B Preferred, at a price of three dollars and twenty-five cents ($3.25) per share, plus an amount equal to all declared but unpaid dividends payable in accordance with Section 6 hereof on each share of Class B Preferred tendered for redemption; provided, that any shares of Class B Preferred redeemed hereunder in any previous years shall reduce the maximum amount of Class B Preferred which the corporation may be requested to redeem in any then current year. The corporation shall offer to redeem shares of Class B Preferred eligible for redemption by giving written notice thereof to each holder of shares of Class B Preferred eligible for redemption, which notice shall state the number of shares of Class B Preferred eligible to be redeemed by such holder and shall specify a redemption date not less than forty-five (45) days nor more than sixty (60) days after the date of such written notice. Any holder of shares of Class B Preferred eligible to be redeemed may redeem such shares by giving written notice thereof to the corporation, and to each other holder of shares of Class B Preferred, no less than 15 days prior to the redemption date specified in the corporation's written offer of redemption, and by surrendering to the corporation on or before the redemption date the share certificates for the number of shares of Class B Preferred to be redeemed. If less than all of the shares represented by such certificates are redeemed, a new certificate shall be issued for the unredeemed shares as promptly as possible. Notwithstanding the foregoing, the holders of sixty-six and two-thirds percent (66 2/3%) or more of the Class B Preferred shall have the right to postpone for a specified period of time or waive such rights of redemption of all holders by written notice to the corporation and to all such holders given at least fifteen (15) days prior to the scheduled date of redemption.

          (b) In the event of a sale of all or substantially all the assets of the corporation, then the corporation shall offer to each holder of shares of Class B Preferred to redeem not less than all the shares of Class B Preferred held by such holder on the date the corporation fixes as the date to mail or otherwise send out its offer of redemption, at a redemption price of three dollars and twenty-five cents ($3.25) per share plus an amount equal to all declared but unpaid dividends payable in accordance with Section 6 hereof on each such share of Class B Preferred tendered for redemption. The corporation shall offer to redeem shares of Class B Preferred by giving written notice thereof to each holder of shares of Class B Preferred, which notice shall be sent not less than twenty (20) days before the scheduled date of consummation of the transaction described above. Such notice of redemption shall state the number of shares of Class B Preferred eligible to be redeemed by such holder and shall specify a redemption date not less than twenty (20) days nor more than sixty (60) days after the date of such written notice. Any holder of shares of Class B Preferred may redeem such shares by giving written notice thereof to the corporation not less than ten (10) days prior to the redemption date specified in the corporation's written offer of redemption, and by surrendering to the corporation on or before the redemption date the share certificates for the number of shares of Class B Preferred to be redeemed.

     Section 5.  Voting Rights.
     ---------   -------------

          (a) The holders of shares of Class B Preferred shall be entitled to notice of any shareholders' meeting and to vote upon any matter submitted to a shareholder for a vote, as though the Common Stock, the Class A Preferred, the Class B Preferred and the Class C Preferred constitute a single class of stock, except with respect to those matters on which the Massachusetts Corporation Law requires that a vote must be by a separate class or classes or by separate series. For all votes other than votes by a separate class or series, holders of Class B Preferred shall have that number of votes per share as is equal to the number of shares of Common Stock into which each such share of Class B Preferred held by such holder is then convertible, provided, however, that at any time, if the number of shares of Common Stock into which the Class B Preferred is convertible is increased as a result of an adjustment of the Conversion Price, all as set forth in Section 3 above, the holders of Class B Preferred shall have that number of votes equal to the number of shares of Common Stock into which such Class B Preferred is convertible.

          (b) The holders of Class A Preferred, the holders of Class B Preferred, the holders of Class C Preferred and the holders of Common Stock shall be entitled to vote upon the election of directors on the following basis:
So long as at least 50,000 shares of Class A Preferred and Class B Preferred, collectively, shall be outstanding, the holders of Class A Preferred and Class B Preferred issued and outstanding, voting as a single class, are entitled to elect three directors; and the holders of Class A Preferred, Class B Preferred, Class C Preferred and Common Stock and any other capital stock having voting rights are entitled to elect all other members of the Board of Directors.

     Section 6.  Dividend Rights.
     ---------   ---------------

          (a) The holders of the then outstanding shares of Class B Preferred shall be entitled to receive, when and as declared by the Board Directors, out of funds legally available therefor, non-cumulative cash dividends at the annual rate of $.26 per share payable at a rate of $.065 per share per calendar quarter. The corporation's obligation to pay such dividends shall commence after the first calendar quarter when the corporation's net after tax income, calculated in accordance with generally accepted accounting principles, exceeds five times such quarterly dividend on all then outstanding Class A Preferred, Class B Preferred and Class C Preferred and on all then outstanding shares of any other class of preferred stock of the corporation.

          (b) Notwithstanding any provisions in Section 6(a) hereof, dividends which have been declared on the Class B Preferred but not been paid prior to an automatic conversion pursuant to Section 3(b) hereof shall be payable within 30 days of the conversion, as defined in Section 3(b), to each person who holds of record Class B Preferred immediately prior to the automatic conversion.

     Section 7.  Covenants.  So long as at least 50,000 shares of Class A
     ---------   ---------
Preferred and Class B Preferred, collectively, shall be outstanding (as adjusted for all subdivisions and combinations), the corporation shall not, without first obtaining the affirmative vote or written consent of not less than sixty-six percent (66%) of such outstanding shares of Class A Preferred and Class B Preferred, collectively:

          (a) amend or repeal any provision of, or add any provision to, the corporation's Restated Articles of Organization or By-Laws if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Class A Preferred and/or Class B Preferred generally except with respect to any class or any series of preferred stock of the corporation created by the Board of Directors pursuant to a Certificate of Designation in accordance with the provisions of these Revised Articles of Organization so long as the shares of the class or series created do not have any preference or priority as to dividends or assets superior to the Class A Preferred and/or Class B Preferred;

          (b) reclassify any Common Stock into shares having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Class A Preferred and/or Class B Preferred;

          (c) pay or declare any dividend or distribution on any shares of Common Stock or apply any of its assets to the redemption, retirement, purchase or other acquisition directly or indirectly, through subsidiaries, if any, or otherwise, of any shares of Common Stock except from officers, directors or employees of or consultants to the corporation upon termination of employment and except pursuant to the corporation's rights of first refusal; or

          (d) create any other class or classes of stock or series of preferred stock having any preference or priority as to dividends or assets superior to any such preference or priority of the Class A Preferred and/or Class B Preferred; or

          (e) authorize any merger or consolidation of the corporation with or into any other corporation or entity (except into or with a wholly-owned subsidiary corporation with the requisite shareholder approval), or authorize the sale of substantially all of the assets of the corporation.

                            CLASS C PREFERRED STOCK
                            -----------------------

     Section 1.  Designation.  No (0) shares of Preferred Stock are hereby
     ---------   -----------
designated as "Class C Preferred Stock" (the "Class C Preferred Stock").

     Section 2.  Liquidation Rights.  In the event of any voluntary or
     ---------   ------------------
involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of each share of Class C Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the corporation to the holders of the Common Stock of the corporation by reason of their ownership thereof, but after any distributions upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation to holders of the Class A Preferred and Class B Preferred as provided in these Restated Articles of Organization, an amount equal to twelve dollars and fifty cents ($12.50) per share plus an amount equal to all declared but unpaid dividends to and including the date full payment shall be tendered to the holder of the Class C Preferred with respect to such liquidation, dissolution or winding up.

     All of the preferential amounts to be paid to the holders of the Class C Preferred under this Section 2 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the corporation to, the holders of the Common Stock in connection with such liquidation, dissolution or winding up. After the payment or the setting apart of payment to the holders of the Class C Preferred of the preferential amounts so payable to them, the holders of the Common Stock shall be entitled to receive all remaining assets of the corporation.

     If the assets or surplus funds to be distributed to the holders of the Class C Preferred are insufficient to permit the payment to such holders of their full preferential amount, the assets and surplus funds legally available for distribution shall be distributed ratably among the holders of the Class C Preferred in proportion to the full preferential amount each such holder is otherwise entitled to receive.

     A consolidation or merger of the corporation or a sale of all or substantially all of the assets of the corporation shall be regarded as a liquidation, dissolution or winding up of the affairs of the corporation within the meaning of this Section 2.

     Section 3.  Conversion. The holders of the Class C Preferred shall have
     ---------   ----------
conversion rights as follows (the "Conversion Rights"):

          (a)  Right to Convert.  Each share of Class C Preferred shall be
               ----------------
convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the corporation or any transfer agent for the Class C Preferred, into one (1) fully paid and nonassessable share of Common Stock.

          (b)  Automatic Conversion.  Each share of Class C Preferred shall
               --------------------
automatically be converted into one share of Common Stock upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the corporation to the public at a public offering price of at least $9.75 per share and having an aggregate offering price to the public resulting in gross proceeds to the corporation of not less than $15,000,000 (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Class C Preferred shall not be deemed to have converted that Class C Preferred until immediately prior to the closing of such offering). Each person who holds of record Class C Preferred immediately prior to such automatic conversion shall be entitled to all dividends which have accrued to the time of the automatic conversion, but not paid on the Class C Preferred, pursuant to Section 6 hereof. Such dividends shall be paid to all such holders within 30 days of the automatic conversion.

          (c)  Mechanics of Conversion. Before any holder of Class C Preferred
               -----------------------
shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Class C Preferred, and shall give written notice to the corporation at such office that he elects to convert the same and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for shares of Common Stock to be issued. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Class C Preferred, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Class C Preferred to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          (d)  No Impairment. The corporation will not, by amendment of its
               -------------
Restated Articles of Organization or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Class C Preferred against impairment.

          (e)  Notice of Record Date.  In the event of (i) any taking by the
               ---------------------
corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, or (ii) any capital reorganization of the corporation, any reclassification or recapitalization of the capital stock of the corporation, any merger or consolidation of the corporation, and any transfer of all or substantially all of the assets of the corporation to any other corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the corporation, the corporation shall mail to each holder of Class C Preferred at least 20 days prior to the record date specified therein, a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

          (f)  Common Stock Reserved.  The corporation shall reserve and keep
               ---------------------
available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Class C Preferred.

     Section 4.  Redemption.  The Class C Preferred shall be redeemable only
     ---------   ----------
upon the mutual agreement of the holders thereof and the corporation. The corporation shall have no obligation to redeem any shares of the Class C Preferred.

     Section 5.  Voting Rights.
     ---------   -------------

          (a) The holders of shares of Class C Preferred shall be entitled to notice of any shareholders' meeting and to vote upon any matter submitted to a shareholder for a vote, as though the Common Stock, the Class A Preferred, the Class B Preferred and the Class C Preferred constitute a single class of stock, except with respect to those matters on which the Massachusetts Corporation Law requires that a vote must be by a separate class or classes or by separate series. For all votes, holders of Class C Preferred shall have one vote per share.

          (b) The holders of Class A Preferred, the holders of the Class B Preferred, the holders of Class C Preferred and the holders of Common Stock shall be entitled to vote upon the election of directors on the following basis:
So long as at least 50,000 shares of Class A Preferred and Class B Preferred, collectively, shall be outstanding, the holders of Class A Preferred and Class B Preferred issued and outstanding, voting as a single class, are entitled to elect three directors; and the holders of Class A Preferred, Class B Preferred, Class C Preferred and Common Stock and any other capital stock having voting rights are entitled to elect all other members of the Board of Directors.

     Section 6.  Dividend Rights.  The holders of the then outstanding shares of
     ---------   ---------------
Class C Preferred shall be entitled to receive, when and as declared by the Board Directors, out of funds legally available therefor, non-cumulative cash dividends at the annual rate of $1.00 per share payable at a rate of $.25 per share per calendar quarter. The corporation's obligation to pay such dividends shall commence after the first calendar quarter when the corporation's net after tax income, calculated in accordance with generally accepted accounting principles, exceeds five times such quarterly dividend on all then outstanding Class A Preferred, Class B Preferred and Class C Preferred and on all then outstanding shares of any other class of preferred stock of the corporation.

                            CLASS D PREFERRED STOCK

     Section 1.  Designation.  Seven Million Two Hundred Thousand (7,200,000)
     ----------  -----------
shares of the corporation's authorized but unissued shares of Preferred Stock are hereby designated as "Class D Preferred Stock". Such Class D Preferred Stock (the "Class D Preferred") shall have the relative rights and preferences set forth below.

     Section 2.  Liquidation Rights.
     ----------  ------------------

          (a) Payment to Holders of Class D Preferred Stock Upon Liquidation.
              --------------------------------------------------------------
In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the corporation, the holder of each share of Class D Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the corporation to the holders of the Class A Preferred, the Class C Preferred and the Common Stock of the corporation by reason of their ownership thereof, an amount equal to (i) $1.80 per share of Class D Preferred plus (ii) an amount equal to all declared but unpaid dividends to and including the date full payment shall be tendered to the holder of the Class D Preferred with respect to such liquidation, dissolution or winding-up.

All of the preferential amounts to be paid to the holders of the Class D Preferred under this Section 2(a) shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the corporation to, the holders of the Class A Preferred, Class C Preferred and Common Stock in connection with such liquidation, dissolution or winding-up. If the assets or surplus funds to be distributed to the holders of the Class B Preferred and the Class D Preferred are insufficient to permit the payment to such holders of their full preferential amount, the assets and surplus funds legally available for distribution shall be distributed ratably among the holders of Class D Preferred and Class B Preferred in proportion to the full preferential amount each such holder is otherwise entitled to receive.

          (b) Payment to Holders of Class D Preferred and Common Stock.  After
              --------------------------------------------------------
the payment or the setting apart of payment to the holders of the Class A Preferred, the Class B Preferred, the Class C Preferred and the Class D Preferred of the preferential amounts so payable to them, all remaining assets of the corporation shall be distributed among the holders of the Class D Preferred and the holders of the Common Stock ratably in proportion to the number of shares of Class D Preferred and Common Stock (and, in the case of Class D Preferred, the number of shares of Common Stock into which each such share of Class D Preferred held by such holder could be converted on the record date for the determination of rights of stockholders to distributions under this
Section 2) held by them.

          (c) No Liquidation Preference After Conversion.  Upon conversion of
              ------------------------------------------
shares of Class D Preferred into shares of Common Stock pursuant to Section 3 below, the holder of such Common Stock shall not be entitled to any preferential payment or distribution in case of any liquidation, dissolution or winding-up of corporation, but shall share ratably in any distribution of the assets of the corporation to all holders of Common Stock.

          (d) Distributions Other than Cash.  Whenever the distribution provided
              -----------------------------
for in this Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the corporation.

          (e) Merger as Liquidation, etc.  The merger or consolidation of the
              --------------------------
corporation into or with another corporation (other than a wholly-owned subsidiary of this corporation in a merger in which this corporation is the surviving corporation and its Articles of Organization remain unchanged), or the sale of all or substantially all of the assets of the corporation (other than to a wholly-owned subsidiary of this corporation) shall be deemed to be a liquidation, dissolution or winding-up of the corporation for purposes of this
Section 2 unless the holders of at least 51% of the then outstanding shares of Class D Preferred (voting as a single class) elect to the contrary by giving written notice thereof to the corporation at least three days before the effective date of such event. If such notice is given, the provisions of
Section 3(f) shall apply. The amount deemed distributed to the holders of Class D Preferred upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the corporation.

          (f) Notice and Opportunity to Exercise Conversion Rights.
              ----------------------------------------------------
Notwithstanding anything to the contrary that may be inferred from the provisions of this Section 2, each holder of shares of Class D Preferred shall be entitled to receive notice from the corporation pursuant to Section 3(i) hereof of any proposed liquidation, dissolution or winding-up of the corporation at least 20 days prior to the date on which any such liquidation, dissolution or winding-up of the corporation is scheduled to occur and, at any time prior to any such liquidation, dissolution or winding-up of the corporation, to convert any or all of such holder's shares of Class D Preferred into shares of Common Stock pursuant to Section 3 hereof.

     Section 3.  Conversion.  The holders of the Class D Preferred shall have
     ----------  ----------
conversion rights as follows (the "Conversion Rights"):

          (a) Right to Convert.  Each share of Class D Preferred shall be
              -----------------
convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the corporation or any transfer agent for the Class D Preferred, into such fully paid and nonassessable shares of Common Stock, as is determined by dividing one dollar and eighty cents ($1.80) by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion without the payment of any additional consideration by the holder thereof (the "Conversion Price") shall initially be one dollar and eighty cents ($1.80) per share of Common Stock. Such initial Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Class D Preferred is convertible, as hereinafter provided.

          (b) Automatic Conversion.
              --------------------

                    (i)  Upon Qualifying Public Offerings. Each share of Class D
                         --------------------------------
Preferred shall automatically be converted into shares of Common Stock at the then effective Conversion Price upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the corporation to the public at a public offering price of at least $4.50 per share (with such amount to be appropriately adjusted in the event of any stock dividend, stock distribution or subdivision as provided in subparagraph (e) hereof and having an aggregate offering price to the public resulting in gross proceeds to the corporation of not less than $15,000,000 (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Class D Preferred shall not be deemed to have converted that Class D Preferred until immediately prior to the closing of such offering). Each person who holds of record Class D Preferred immediately prior to such automatic conversion shall be entitled to all dividends which have accrued to the time of the automatic conversion, but have not been paid on the Class D Preferred, pursuant to Section 6 hereof. Such dividends shall be paid to all such holders within 30 days of the automatic conversion.

                    (ii) Upon Conversion of 90% of Class D Preferred. Each share
                         -------------------------------------------
of Class D Preferred then outstanding shall automatically be converted into shares of Common Stock at the then effective Conversion Price, upon the conversion of ninety percent (90%) or more of the authorized Class D Preferred. Such conversion shall be deemed to have occurred on the date upon which the aggregate number of shares of Class D Preferred which have been converted to Common Stock equals or exceeds ninety percent (90%) of the authorized Class D Preferred.

          (c)  Mechanics of Conversion.  No fractional shares of Common Stock
               -----------------------
shall be issued upon conversion of the Class D Preferred. In lieu of any fractional shares to which the holder would otherwise be entitled, the corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Before any holder of Class D Preferred shall be entitled to convert the same into full shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Class D Preferred, and shall give written notice to the corporation at such office that he elects to convert the same and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for shares of Common Stock to be issued. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Class D Preferred, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Class D Preferred to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          (d)  Adjustments to Conversion Price for Diluting Issues.
               ---------------------------------------------------

                    (i)  Special Definitions. For purposes of this Section 3(d),
                         -------------------
the following definitions shall apply:

                         (1)  "Option" shall mean rights, options, or warrants
                               ------
to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                         (2)  "Original Issue Date" shall mean the date on which
                               -------------------
the first share of Class D Preferred to be issued was issued.

                         (3)  "Convertible Securities" shall mean any evidences
                               ----------------------
of indebtedness, shares (other than Common Stock, Class A Preferred, Class B Preferred, Class C Preferred or Class D Preferred) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                         (4)  "Additional Shares of Common Stock" shall mean all
                               ---------------------------------
shares of Common Stock issued (or, pursuant to Section 3(d)(iii) hereof, deemed to be issued) by the corporation after the Original Issue Date, other than:

                              (A)  shares of Common Stock issued or issuable
upon conversion of shares of Class A Preferred, Class B Preferred, Class C Preferred or Class D Preferred;

                              (B)  up to 3,381,533 shares of Common Stock issued
or issuable to officers or employees of, or consultants to, the corporation pursuant to the corporation's 1983 Incentive Stock Option Plan, 1984 Incentive Stock Option Plan, 1986 Incentive Stock Option Plan, 1987 Stock Plan, 1988 Stock Plan, 1996 Stock Plan or 1997 Employee Incentive Stock Option Plan (appropriately adjusted to take account of any stock split, stock dividend, combination of shares or the like), and such number of shares of Common Stock as are issued or issuable pursuant to additional stock options approved by the Board of Directors including the representative of Class D Preferred on the Board of Directors;

                              (C)  shares of Common Stock issued by way of
dividend or other distribution on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (A) and
(B) or this clause (C) or on shares of Common Stock so excluded; or

                              (D)  shares of Common Stock issued with the
approval of a majority of the representatives of the Class D Preferred on the Board of Directors, which shares have been designated by said majority to be excepted from the definition of "Additional Shares of Common Stock" contained herein.

                    (ii)  No Adjustment of Conversion Price. No adjustment in
                          ---------------------------------
the number of shares of Common Stock into which the Class D Preferred is convertible shall be made, by adjustment in the Conversion Price of Class D Preferred in respect of the issuance of Additional Shares of Common Stock or otherwise, unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the corporation is less than the Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Share.

                    (iii) Issue of Securities Deemed Issue of Additional Shares
                          -----------------------------------------------------
of Common Stock.
---------------

                          (1) Options and Convertible Securities. In the event
                              ----------------------------------
the corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 3(d)(v) hereof), of such Additional Shares of Common Stock would be less than the Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                              (A)  no further adjustment in the Conversion Price
shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                              (B)  if such Options or Convertible Securities by
their terms provide, with the passage or time or otherwise, for any increase in the consideration payable to the corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                              (C)  upon the expiration of any such Options or
any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                   (I)  in the case of Convertible Securities or
Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the corporation upon such conversion or exchange, and

                                   (II) in the case of Options for Convertible
Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the corporation (determined pursuant to Section 3(d)(v) hereof) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                              (D)  no readjustment pursuant to clause (B) or (C)
above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                              (E)  in the case of any Options which expire by
their terms not more than 30 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                              (F)  if such record date shall have been fixed and
such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this subparagraph 3(d)(iii) as of the actual date of their issuance.

                         (2)  Stock Dividends, Stock Distributions and
                              ----------------------------------------
Subdivisions. In the event the corporation at any time or from time to time
------------
after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock, or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

                              (A)  in the case of any such dividend or
distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                              (B)  in the case of any such subdivision, at the
close of business on the date immediately prior to the date upon which such corporate action becomes effective.

     If such record date shall have been fixed and such dividend shall not have been fully paid on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this subparagraph 3(d)(iii) as of the time of actual payment of such dividend.

                    (iv)  Adjustment of Conversion Price Upon Issuance of
                          -----------------------------------------------
Additional Shares of Common Stock. In the event the corporation shall issue
---------------------------------
Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii) hereof, but excluding Additional Shares of Common Stock issued pursuant to Section 3(d)(iii)(2), which event is dealt with in Section 3(e) hereof) without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue in order to increase the number of shares of Common Stock into which the Class D Preferred is convertible, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction (x) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue (including shares of Common Stock issuable upon conversion of any outstanding Class A Preferred, Class B Preferred, Class C Preferred, Class D Preferred or Convertible Securities) plus (2) the number of shares of Common Stock which the aggregate consideration received by the corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price, and (y) the denominator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue (including shares of Common Stock issuable upon conversion of any outstanding Class A Preferred, Class B Preferred, Class C Preferred, Class D Preferred or Convertible Securities), plus (2) the number of such Additional Shares of Common Stock so issued, provided that the Conversion Price shall not be so reduced at such time if the amount of such reduction would be an amount less than $0.05, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.05 or more.

                    (v)   Determination of Consideration. For purposes of this
                          ------------------------------
Section 3(d), the consideration received by the corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                          (1) Cash and Property.  Such consideration shall:
                              -----------------

                              (A)  insofar as it consists of cash, be computed
at the aggregate amount of cash received by the corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                              (B)  insofar as it consists of property other than
cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                              (C)  in the event Additional Shares of Common
Stock are issued together with other shares or securities or other assets of the corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

                         (2)  Options and Convertible Securities. The
                              ----------------------------------
consideration per share received by the corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3(d)(iii)(1) above, relating to Options and Convertible Securities shall be determined by dividing

                              (x)  the total amount, if any, received or
receivable by the corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration until such subsequent adjustment occurs) payable to the corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                              (y)  the maximum number of shares of Common Stock
(as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number until such subsequent adjustment occurs) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          (e)  Adjustment for Dividends, Distributions, Subdivisions,
               ------------------------------------------------------
Combinations or Consolidations of Common Stock.
----------------------------------------------

                    (i)  Stock Dividends, Distributions or Subdivisions. In the
                         ----------------------------------------------
event the corporation shall issue Additional Shares of Common Stock pursuant to
Section 3(d)(iii)(2) hereof in a stock dividend, stock distribution or subdivision, the Conversion Price in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased.

                    (ii) Combinations or Consolidations. In the event the
                         ------------------------------
outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

          (f)  Adjustment for Merger or Reorganization.  In case of any
               ---------------------------------------
consolidation or merger of the corporation with or into another corporation or the conveyance of all or substantially all of the assets of the corporation to another corporation, each share of Class D Preferred shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the corporation deliverable upon conversion of such Class D Preferred would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the Class D Preferred, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Class D Preferred.

     Each holder of Class D Preferred upon the occurrence of a capital reorganization, merger or consolidation of the corporation or the sale of all or, substantially all its assets and properties as such events are more fully set forth in the first paragraph of this Section 3(f), shall have the option of electing treatment of his shares of Class D Preferred under either this Section 3(f) or Section 2 hereof, notice of which election shall be submitted in writing to the corporation at its principal offices no later than five (5) days before the effective date of such event.

          (g)  No Impairment.  The corporation will not, by amendment of its
               -------------
Restated Articles of Organization or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation but will at all times in good faith assist in the carrying out of the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Class D Preferred against impairment.

          (h)  Certificate as to Adjustments.  Upon the occurrence of each
               -----------------------------
adjustment or readjustment of the Conversion Price pursuant to this Section 3, the corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Class D Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The corporation shall, upon the written request at any time of any holder of Class D Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount if any, of other property which at the time would be received upon the conversion of Class D Preferred.

          (i)  Notice of Record Date.  In the event of (i) any taking by the
               ---------------------
corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, or (ii) any capital reorganization of the corporation, any reclassification or recapitalization of the capital stock of the corporation, any merger or consolidation of the corporation, and any transfer of all or substantially all of the assets of the corporation to any other corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding-up of the corporation, the corporation shall mail to each holder of Class D Preferred at least 20 days prior to the record date specified therein, a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective, and (C) the time if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution liquidation or winding-up.

          (j)  Common Stock Reserved.  The corporation shall reserve and keep
               ---------------------
available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Class D Preferred.

     Section 4.  Redemption.
     ----------  ----------

          (a) On November 21, 2002 (the "Commencement Date") and on the first and second anniversaries thereof, the corporation shall offer to redeem from each holder of shares of Class D Preferred a maximum of thirty-three and a third percent (33 1/3%), sixty-six and two-thirds percent (66 2/3%) and one hundred percent (100%), respectively, of the total number of shares of Class D Preferred held by such shareholder prior to the Commencement Date, at a price for each share tendered for redemption equal to the greater of (i) $1.80 plus an amount equal to all declared but unpaid dividends payable in accordance with Section 6 hereof or (ii) the fair market value per share (the "Redemption Price"); provided, that any shares of Class D Preferred redeemed hereunder in any previous years shall reduce the maximum amount of Class D Preferred which the corporation may be requested to redeem in any then current year. Fair market value shall mean the fair market value per share as determined in good faith by the Board of Directors, provided that if holders of more than fifty percent of the outstanding Class D Preferred disagree with such determination, the fair market value shall be determined (i) by an independent investment banking firm mutually selected by such holders and the Board of Directors, or (ii) failing such agreement within thirty days, by two such firms, one selected by the Board of Directors and one by such holders, or (iii) failing agreement by such two firms within thirty days, by a third such firm mutually selected by such firms. The fees of all such investment banking firms shall be borne in equal halves by the corporation and such holders. The corporation shall provide access to all such information as is reasonably necessary for such firms to determine fair market value. The corporation shall offer to redeem shares of Class D Preferred by giving written notice thereof to each holder of shares of Class D Preferred eligible for redemption, which notice shall state the number of shares of Class D Preferred eligible to be redeemed by such holder and shall specify a redemption date not less than forty-five (45) days nor more than sixty (60) days after the date of such written notice. Any holder of shares of Class D Preferred eligible to be redeemed may redeem such shares by giving written notice thereof to the corporation, and to each other holder of shares of Class D Preferred, no less than 15 days prior to the redemption date specified in the corporation's written offer of redemption, and by surrendering to the corporation on or before the redemption date the share certificates for the number of shares of Class D Preferred to be redeemed. If fewer than all of the shares represented by such certificates are redeemed, one or more new certificates shall be issued for the unredeemed shares as promptly as possible. Notwithstanding the foregoing, the holders of more than fifty percent (50%) of all Class D Preferred in the aggregate shall have the right to postpone for a specified period of time or waive such rights of redemption of all holders by written notice to the corporation and to all such holders given at least fifteen (15) days prior to the scheduled date of redemption.

          (b) In the event of a sale of all or substantially all the assets of the corporation, then the corporation shall offer to redeem not fewer than all the shares of Class D Preferred held by all holders of shares of Class D Preferred on the date the corporation fixes as the date to mail or otherwise send out its offer of redemption, at the Redemption Price. The corporation shall offer to redeem shares of Class D Preferred by giving written notice thereof to each holder of shares of such Class D Preferred, which notice shall be sent not less than twenty (20) days before the scheduled date of consummation of the transaction described above. Such notice of redemption shall state the number of shares of Class D Preferred eligible to be redeemed by such holder and shall specify a redemption date not less than twenty (20) days nor more than sixty (60) days after the date of such written notice. Any holder of shares of Class D Preferred may redeem such shares by giving written notice thereof to the corporation not less than ten (10) days prior to the redemption date specified in the corporation's written offer of redemption, and by surrendering to the corporation on or before the redemption date the share certificates for the number of shares of such Class D Preferred to be redeemed.

     Section 5.  Voting Rights.
     ----------  -------------

          (a) The holders of shares of Class D Preferred shall be entitled to notice of any shareholders' meeting and to vote upon any matter submitted to the shareholders for a vote, as though the Common Stock, the Class A Preferred, the Class B Preferred, the Class C Preferred and the Class D Preferred constituted a single class of stock, except with respect to those matters on which the Massachusetts Corporation Law requires that a vote must be by a separate class or classes or by separate series. For all votes, holders of each class of Class D Preferred Stock shall have that number of votes per share as is equal to the number of shares of Common Stock into which each such share of Class D Preferred held by such holder is convertible on the record date for the determination of stockholders entitled to vote at the meeting or on the date of any written consent.

          (b) The holders of Class D Preferred, shall be entitled to vote upon the election of directors on the following basis: So long as at least 50,000 shares of Class D Preferred shall be outstanding, the holders of Class D Preferred issued and outstanding, voting as a single class, shall be entitled to one director.

     Section 6.  Dividend Rights.
     ----------  ---------------

          (a) The holders of the then outstanding shares of Class D Preferred shall be entitled to receive, when and as declared by the Board Directors, out of funds legally available therefor, non-cumulative cash dividends at the annual rate of $.144 per share payable at a rate of $.036 per share per calendar quarter. The corporation's obligation to pay such dividends shall commence after the first calendar quarter when the corporation's net after tax income, calculated in accordance with generally accepted accounting principles, exceeds five times such quarterly dividend on all then outstanding Class D Preferred and on all then outstanding shares of any other class of preferred stock of the corporation.

          (b) Notwithstanding any provisions in Section 6(a) hereof, dividends which have been declared on any Class D Preferred but have not been paid prior to an automatic conversion pursuant to Section 3(b) hereof shall be payable within 30 days of the Closing, as defined in Section 3(b), to each person who holds of record Class D Preferred immediately prior to the automatic conversion.

          (c) When and as dividends are declared payable in cash, property or shares of the corporation's capital stock on shares of Common Stock, the corporation shall (except as otherwise provided in Section 3) declare at the same time and pay to each holder of Class D Preferred a dividend equal to the dividend which would have been payable to such holder if the shares of Class D Preferred held by such holder had been converted into Common Stock on the record date for the determination of holders of Common Stock entitled to receive such dividend.

     Section 7.  Covenants.  So long as at least 50,000 shares of Class D
     ----------  ---------
Preferred shall be outstanding, the corporation shall not, without first obtaining the affirmative vote or written consent of not less than sixty-six percent (66%) of the outstanding shares of Class D Preferred:

          (a) amend or repeal any provision of, or add any provision to, the corporation's Restated Articles of Organization or By-Laws if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, Class D Preferred generally;

          (b) reclassify any Common Stock into shares having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Class D Preferred;

          (c) pay or declare any dividend or distribution on any shares of Common Stock or apply any of its assets to the redemption, retirement, purchase or other acquisition directly or indirectly, through subsidiaries, if any, or otherwise, of any shares of Common Stock except from officers, directors or employees of or consultants to the corporation upon termination of employment and except pursuant to the corporation's rights of first refusal;

          (d) create any other class or classes of stock or series of capital stock;

          (e) authorize any merger or consolidation of the corporation with or into any other corporation or entity (except into or with a wholly-owned subsidiary corporation with the requisite shareholder approval), or authorize the sale of substantially all of the assets of the corporation; or

          (f)  voluntarily liquidate, dissolve or wind up.

                            CLASS E PREFERRED STOCK

     Section 1.  Designation.  Eleven Million (11,000,000) shares of the
     ---------   -----------
corporation's authorized but unissued shares of Preferred Stock are hereby designated as "Class E Preferred Stock". Such Class E Preferred Stock (the "Class E Preferred") shall have the relative rights and preferences set forth below.

     Section 2.  Liquidation Rights.
     ---------   ------------------

          (a)  Payment to Holders of Class E Preferred Stock Upon Liquidation.
               --------------------------------------------------------------
In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the corporation, the holder of each share of Class E Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the corporation to the holders of the Class A Preferred and the Common Stock of the corporation by reason of their ownership thereof, an amount equal to (i) $2.25 per share of Class E Preferred plus (ii) an amount equal to all declared but unpaid dividends to and including the date full payment shall be tendered to the holder of the Class E Preferred with respect to such liquidation, dissolution or winding-up.

All of the preferential amounts to be paid to the holders of the Class E Preferred under this Section 2(a) shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the corporation to, the holders of the Class A Preferred and Common Stock in connection with such liquidation, dissolution or winding-up. If the assets or surplus funds to be distributed to the holders of the Class B Preferred, the Class D Preferred and the Class E Preferred are insufficient to permit the payment to such holders of their full preferential amount, the assets and surplus funds legally available for distribution shall be distributed ratably among the holders of Class E Preferred, Class D Preferred and Class B Preferred in proportion to the full preferential amount each such holder is otherwise entitled to receive.

          (b)  Payment to Holders of Class E Preferred, Class D Preferred and
               --------------------------------------------------------------
Common Stock.  After the payment or the setting apart of payment to the holders
------------
of the Class A Preferred, the Class B Preferred, the Class D Preferred and the Class E Preferred of the preferential amounts so payable to them, all remaining assets of the corporation shall be distributed among the holders of the Class E Preferred, the Class D Preferred and the holders of the Common Stock ratably in proportion to the number of shares of Class D Preferred, Class E Preferred and Common Stock (and, in the case of Class D Preferred and the Class E Preferred, the number of shares of Common Stock into which each such share of Class D Preferred or Class E Preferred, as the case may be, held by such holder could be converted on the record date for the determination of rights of stockholders to distributions under this Section 2) held by them.

          (c)  No Liquidation Preference After Conversion.  Upon conversion of
               ------------------------------------------
shares of Class E Preferred into shares of Common Stock pursuant to Section 3 below, the holder of such Common Stock shall not be entitled to any preferential payment or distribution in case of any liquidation, dissolution or winding-up of corporation, but shall share ratably in any distribution of the assets of the corporation to all holders of Common Stock.

          (d)  Distributions Other than Cash.  Whenever the distribution
               -----------------------------
provided for in this Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the corporation.

          (e)  Merger as Liquidation, etc.  The merger or consolidation of the
               --------------------------
corporation into or with another corporation (other than a wholly-owned subsidiary of this corporation in a merger in which this corporation is the surviving corporation and its Articles of Organization remain unchanged), or the sale of all or substantially all of the assets of the corporation (other than to a wholly-owned subsidiary of this corporation) shall be deemed to be a liquidation, dissolution or winding-up of the corporation for purposes of this
Section 2 unless the holders of at least 51% of the then outstanding shares of Class E Preferred (voting as a single class) elect to the contrary by giving written notice thereof to the corporation at least three days before the effective date of such event. If such notice is given, the provisions of
Section 3(f) shall apply. The amount deemed distributed to the holders of Class E Preferred upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the corporation.

          (f)  Notice and Opportunity to Exercise Conversion Rights.
               ----------------------------------------------------
Notwithstanding anything to the contrary that may be inferred from the provisions of this Section 2, each holder of shares of Class E Preferred shall be entitled to receive notice from the corporation pursuant to Section 3(i) hereof of any proposed liquidation, dissolution or winding-up of the corporation at least 20 days prior to the date on which any such liquidation, dissolution or winding-up of the corporation is scheduled to occur and, at any time prior to any such liquidation, dissolution or winding-up of the corporation, to convert any or all of such holder's shares of Class E Preferred into shares of Common Stock pursuant to Section 3 hereof.

     Section 3.  Conversion.  The holders of the Class E Preferred shall have
     ---------   ----------
conversion rights as follows (the "Conversion Rights"):

          (a)  Right to Convert.  Each share of Class E Preferred shall be
               ----------------
convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the corporation or any transfer agent for the Class E Preferred, into such fully paid and nonassessable shares of Common Stock, as is determined by dividing two dollars and twenty-five cents ($2.25) by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion without the payment of any additional consideration by the holder thereof (the "Conversion Price") shall initially be two dollars and twenty-five cents ($2.25) per share of Common Stock. Such initial Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Class E Preferred is convertible, as hereinafter provided.

          (b)  Automatic Conversion.
               --------------------

               (i)  Upon Qualifying Public Offerings. Each share of Class E
                    --------------------------------
Preferred shall automatically be converted into shares of Common Stock at the then effective Conversion Price upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the corporation to the public at a public offering price of at least $4.50 per share (with such amount to be appropriately adjusted in the event of any stock dividend, stock distribution or subdivision as provided in subparagraph (e) hereof) and having an aggregate offering price to the public resulting in gross proceeds to the corporation of not less than $15,000,000 (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Class E Preferred shall not be deemed to have converted that Class E Preferred until immediately prior to the closing of such offering). Each person who holds of record Class E Preferred immediately prior to such automatic conversion shall be entitled to all dividends which have accrued to the time of the automatic conversion, but have not been paid on the Class E Preferred, pursuant to Section 6 hereof. Such dividends shall be paid to all such holders within 30 days of the automatic conversion.

               (ii) Upon Conversion of 90% of Class E Preferred. Each share of
                    -------------------------------------------
Class E Preferred then outstanding shall automatically be converted into shares of Common Stock at the then-effective Conversion Price, upon the conversion of ninety percent (90%) or more of the authorized Class E Preferred. Such conversion shall be deemed to have occurred on the date upon which the aggregate number of shares of Class E Preferred which have been converted to Common Stock equals or exceeds ninety percent (90%) of the authorized Class E Preferred.

          (c)  Mechanics of Conversion.  No fractional shares of Common Stock
               -----------------------
shall be issued upon conversion of the Class E Preferred. In lieu of any fractional shares to which the holder would otherwise be entitled, the corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Before any holder of Class E Preferred shall be entitled to convert the same into full shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Class E Preferred, and shall give written notice to the corporation at such office that he elects to convert the same and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for shares of Common Stock to be issued. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Class E Preferred, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Class E Preferred to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          (d)  Adjustments to Conversion Price for Diluting Issues.
               ---------------------------------------------------

                    (i)  Special Definitions. For purposes of this Section 3(d),
                         -------------------
the following definitions shall apply:

                         (1)  "Option" shall mean rights, options, or warrants
                               ------
to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                         (2)  "Original Issue Date" shall mean the date on which
                               -------------------
the first share of Class E Preferred to be issued was issued.

                         (3)  "Convertible Securities" shall mean any evidences
                               ----------------------
of indebtedness, shares (other than Common Stock, Class A Preferred, Class B Preferred, Class D Preferred or Class E Preferred) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                         (4)  "Additional Shares of Common Stock" shall mean all
                               ---------------------------------
shares of Common Stock issued (or, pursuant to Section 3(d)(iii) hereof, deemed to be issued) by the corporation after the Original Issue Date, other than:

                              (A)  shares of Common Stock issued or issuable
upon conversion of shares of Class A Preferred, Class B Preferred, Class D Preferred or Class E Preferred;

                              (B)  up to 3,355,507 shares of Common Stock issued
or issuable to officers or employees of, or consultants to, the corporation pursuant to the corporation's 1983 Incentive Stock Option Plan, 1984 Incentive Stock Option Plan, 1986 Incentive Stock Option Plan, 1987 Stock Plan, 1988 Stock Plan, 1996 Stock Plan or 1997 Stock Plan (appropriately adjusted to take account of any stock split, stock dividend, combination of shares or the like), and such number of shares of Common Stock as are issued or issuable pursuant to additional stock options approved by the Board of Directors including the representative of Class D Preferred on the Board of Directors; or

                              (C)  shares of Common Stock issued by way of
dividend or other distribution on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (A) and
(B) or this clause (C) or on shares of Common Stock so excluded; or

                              (D)  shares of Common Stock issued with the
approval of a majority of the representatives of the Class D Preferred on the Board of Directors, which shares have been designated by said majority to be excepted from the definition of "Additional Shares of Common Stock" contained herein.

                    (ii)  No Adjustment of Conversion Price. No adjustment in
                          ---------------------------------
the number of shares of Common Stock into which the Class E Preferred is convertible shall be made, by adjustment in the Conversion Price of Class E Preferred in respect of the issuance of Additional Shares of Common Stock or otherwise, unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the corporation is less than the Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Share.

                    (iii) Issue of Securities Deemed Issue of Additional Shares
                          -----------------------------------------------------
of Common Stock.
---------------

                          (1) Options and Convertible Securities. In the event
                              ----------------------------------
the corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 3(d)(v) hereof), of such Additional Shares of Common Stock would be less than the Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                              (A)  no further adjustment in the Conversion Price
shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                              (B)  if such Options or Convertible Securities by
their terms provide, with the passage or time or otherwise, for any increase in the consideration payable to the corporation, or decrease in the number of' shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                              (C)  upon the expiration of any such Options or
any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be re-computed as if:

                                   (I)  in the case of Convertible Securities or
Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the corporation upon such conversion or exchange, and

                                   (II) in the case of Options for Convertible
Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the corporation (determined pursuant to Section 3(d)(v) hereof) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                              (D)  no readjustment pursuant to clause (B) or (C)
above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                              (E)  in the case of any Options which expire by
their terms not more than 30 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                              (F)  if such record date shall have been fixed and
such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this subparagraph 3(d)(iii) as of the actual date of their issuance.

                         (2)  Stock Dividends, Stock Distributions and
                              ----------------------------------------
Subdivisions. In the event the corporation at any time or from time to time
------------
after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock, or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

                              (A)  in the case of any such dividend or
distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                              (B)  in the case of any such subdivision, at the
close of business on the date immediately prior to the date upon which such corporate action becomes effective.

     If such record date shall have been fixed and such dividend shall not have been fully paid on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this subparagraph 3(d)(iii) as of the time of actual payment of such dividend.

                    (iv)  Adjustment of Conversion Price Upon Issuance of
                          -----------------------------------------------
Additional Shares of Common Stock. In the event the corporation shall issue
---------------------------------
Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d) (iii) hereof, but excluding Additional Shares of Common Stock issued pursuant to Section 3(d)(iii)(2), which event is dealt with in Section (3)(e) hereof) without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue in order to increase the number of shares of Common Stock into which the Class E Preferred is convertible, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction (x) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue (including shares of Common Stock issuable upon conversion of any outstanding Class A Preferred, Class B Preferred, Class D Preferred, Class E Preferred or Convertible Securities) plus (2) the number of shares of Common Stock which the aggregate consideration received by the corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price, and (y) the denominator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue (including shares of Common Stock issuable upon conversion of any outstanding Class A Preferred, Class B Preferred, Class D Preferred, Class E Preferred or Convertible Securities), plus (2) the number of such Additional Shares of Common Stock so issued, provided that the Conversion Price shall not be so reduced at such time if the amount of such reduction would be an amount less than $0.05, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.05 or more.

                    (v)   Determination of Consideration. For purposes of this
                          ------------------------------
Section 3(d), the consideration received by the corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                          (1) Cash and Property.  Such consideration shall:
                              -----------------

                              (A)  insofar as it consists of cash, be computed
at the aggregate amount of cash received by the corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                              (B)  insofar as it consists of property other than
cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                              (C)  in the event Additional Shares of Common
Stock are issued together with other shares or securities or other assets of the corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

                         (2)  Options and Convertible Securities. The
                              ----------------------------------
consideration per share received by the corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3(d)(iii)(1) above, relating to Options and Convertible Securities shall be determined by dividing

                              (x)  the total amount, if any, received or
receivable by the corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration until such subsequent adjustment occurs) payable to the corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                              (y)  the maximum number of shares of Common Stock
(as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number until such subsequent adjustment occurs) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          (e)  Adjustment for Dividends, Distributions, Subdivisions,
               ------------------------------------------------------
Combinations or Consolidations of Common Stock.
----------------------------------------------

                    (i)  Stock Dividends, Distributions or Subdivisions. In the
                         ----------------------------------------------
event the corporation shall issue Additional Shares of Common Stock pursuant to
Section 3(d)(iii)(2) hereof in a stock dividend, stock distribution or subdivision, the Conversion Price in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased.

                    (ii) Combinations or Consolidations. In the event the
                         ------------------------------
outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

          (f)  Adjustment for Merger or Reorganization.  In case of any
               ---------------------------------------
consolidation or merger of the corporation with or into another corporation or the conveyance of all or substantially all of the assets of the corporation to another corporation, each share of Class E Preferred shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the corporation deliverable upon conversion of such Class E Preferred would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the Class E Preferred, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Class E Preferred.

     Each holder of Class E Preferred upon the occurrence of a capital reorganization, merger or consolidation of the corporation or the sale of all or, substantially all its assets and properties as such events are more fully set forth in the first paragraph of this Section 3(f), shall have the option of electing treatment of his shares of Class E Preferred under either this Section 3(f) or Section 2 hereof, notice of which election shall be submitted in writing to the corporation at its principal offices no later than five (5) days before the effective date of such event.

          (g)  No Impairment.  The corporation will not, by amendment of its
               -------------
Restated Articles of Organization or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation but will at all times in good faith assist in the carrying out of the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Class E Preferred against impairment.

          (h)  Certificate as to Adjustments.  Upon the occurrence of each
               -----------------------------
adjustment or readjustment of the Conversion Price pursuant to this Section 3, the corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Class E Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The corporation shall, upon the written request at any time of any holder of Class E Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount if any, of other property which at the time would be received upon the conversion of Class E Preferred.

          (i)  Notice of Record Date.  In the event of (i) any taking by the
               ---------------------
corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, or
(ii) any capital reorganization of the corporation, any reclassification or recapitalization of the capital stock of the corporation, any merger or consolidation of the corporation, and any transfer of all or substantially all of the assets of the corporation to any other corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding-up of the corporation, the corporation shall mail to each holder of Class E Preferred at least 20 days prior to the record date specified therein, a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective, and (C) the time if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up.

          (j)  Common Stock Reserved.  The corporation shall reserve and keep
               ---------------------
available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Class E Preferred.

     Section 4.  Redemption.
     ---------   ----------

          (a) On October 21, 2003 (the "Commencement Date") and on the first and second anniversaries thereof, the corporation shall offer to redeem from each holder of shares of Class E Preferred a maximum of thirty-three and a third percent (33 1/3%), sixty-six and two-thirds percent (66 2/3%) and one hundred percent (100%), respectively, of the total number of shares of Class E Preferred held by such shareholder prior to the Commencement Date, at a price for each share tendered for redemption equal to the greater of (i) $2.25 plus an amount equal to all declared but unpaid dividends payable in accordance with Section 6 hereof and (ii) the fair market value per share (the "Redemption Price"); provided, that any shares of Class E Preferred redeemed hereunder in any previous years shall reduce the maximum amount of Class E Preferred which the corporation may be requested to redeem in any then current year. Fair market value shall mean the fair market value per share as determined in good faith by the Board of Directors, provided that if holders of more than fifty percent (50%) of the outstanding Class E Preferred disagree with such determination, the fair market value shall be determined (i) by an independent investment banking firm mutually selected by such holders and the Board of Directors, or (ii) failing such agreement within thirty days, by two such firms, one selected by the Board of Directors and one by such holders, or (iii) failing agreement by such two firms within thirty days, by a third such firm mutually selected by such firms. The fees of all such investment banking firms shall be borne in equal halves by the corporation and such holders. The corporation shall provide access to all such information as is reasonably necessary for such firms to determine fair market value. The corporation shall offer to redeem shares of Class E Preferred by giving written notice thereof to each holder of shares of Class E Preferred eligible for redemption, which notice shall state the number of shares of Class E Preferred eligible to be redeemed by such holder and shall specify a redemption date not less than forty-five (45) days nor more than sixty (60) days after the date of such written notice. Any holder of shares of Class E Preferred eligible to be redeemed may redeem such shares by giving written notice thereof to the corporation, and to each other holder of shares of Class E Preferred, no less than 15 days prior to the redemption date specified in the corporation's written offer of redemption, and by surrendering to the corporation on or before the redemption date the share certificates for the number of shares of Class E Preferred to be redeemed. If fewer than all of the shares represented by such certificates are redeemed, one or more new certificates shall be issued for the unredeemed shares as promptly as possible. Notwithstanding the foregoing, the holders of more than fifty percent (50%) of all Class E Preferred in the aggregate shall have the right to postpone for a specified period of time or waive such rights of redemption of all holders by written notice to the corporation and to all such holders given at least fifteen
(15) days prior to the scheduled date of redemption.

          (b) In the event of a sale of all or substantially all the assets of the corporation, the corporation shall offer to redeem not fewer than all the shares of Class E Preferred held by all holders of shares of Class E Preferred on the date the corporation fixes as the date to mail or otherwise send out its offer of redemption, at the Redemption Price. The corporation shall offer to redeem shares of Class E Preferred by giving written notice thereof to each holder of shares of such Class E Preferred, which notice shall be sent not less than twenty (20) days before the scheduled date of consummation of the transaction described above. Such notice of redemption shall state the number of shares of Class E Preferred eligible to be redeemed by such holder and shall specify a redemption date not less than twenty (20) days nor more than sixty
(60) days after the date of such written notice. Any holder of shares of Class E Preferred may redeem such shares by giving written notice thereof to the corporation not less than ten (10) days prior to the redemption date specified in the corporation's written offer of redemption, and by surrendering to the corporation on or before the redemption date the share certificates for the number of shares of such Class E Preferred to be redeemed.

     Section 5.  Voting Rights.  The holders of shares of Class E Preferred
     ---------   -------------
shall be entitled to notice of any shareholders' meeting and to vote upon any matter submitted to the shareholders for a vote, as though the Common Stock, the Class A Preferred, the Class B Preferred, the Class D Preferred and the Class E Preferred constituted a single class of stock, except with respect to those matters on which the Massachusetts Corporation Law requires that a vote must be by a separate class or classes or by separate series. For all votes, holders of Class E Preferred Stock shall have that number of votes per share as is equal to the number of shares of Common Stock into which each such share of Class E Preferred held by such holder is convertible on the record date for the determination of stockholders entitled to vote at the meeting or on the date of any written consent.

     Section 6.  Dividend Rights.
     ---------   ---------------

          (a) The holders of the then outstanding shares of Class E Preferred shall be entitled to receive, when and as declared by the Board Directors, out of funds legally available therefor, non-cumulative cash dividends at the annual rate of $.18 per share payable at a rate of $.045 per share per calendar quarter. The corporation's obligation to pay such dividends shall commence after the first calendar quarter when the corporation's net after tax income, calculated in accordance with generally accepted accounting principles, exceeds five times such quarterly dividend on all then outstanding Class E Preferred and on all then outstanding shares of all other classes of preferred stock of the corporation.

          (b) Notwithstanding any provisions in Section 6(a) hereof, dividends which have been declared on any Class E Preferred but have not been paid prior to an automatic conversion pursuant to Section 3(b) hereof shall be payable within 30 days of the Closing, as defined in Section 3(b), to each person who holds of record Class E Preferred immediately prior to the automatic conversion.

          (c) When and as dividends are declared payable in cash, property or shares of the corporation's capital stock on shares of Common Stock, the corporation shall (except as otherwise provided in Section 3) declare at the same time and pay to each holder of Class E Preferred a dividend equal to the dividend which would have been payable to such holder if the shares of Class E Preferred held by such holder had been converted into Common Stock on the record date for the determination of holders of Common Stock entitled to receive such dividend.

     Section 7.  Covenants.  So long as at least 50,000 shares of Class E
     ---------   ---------
Preferred shall be outstanding, the corporation shall not, without first obtaining the affirmative vote or written consent of not less than sixty-six percent (66%) of the outstanding shares of Class E Preferred:

          (a) amend or repeal any provision of, or add any provision to, the corporation's Restated Articles of Organization or By-Laws if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, Class E Preferred generally;

          (b) reclassify any Common Stock into shares having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Class E Preferred;

          (c) pay or declare any dividend or distribution on any shares of Common Stock or apply any of its assets to the redemption, retirement, purchase or other acquisition directly or indirectly, through subsidiaries, if any, or otherwise, of any shares of Common Stock except from officers, directors or employees of or consultants to the corporation upon termination of employment and except pursuant to the corporation's rights of first refusal;

          (d) create any other class or classes of stock or series of capital stock;

          (e) authorize any merger or consolidation of the corporation with or into any other corporation or entity (except into or with a wholly-owned subsidiary corporation with the requisite shareholder approval), or authorize the sale of substantially all of the assets of the corporation; or

          (f)  voluntarily liquidate, dissolve or wind up.

                                  ARTICLE VI
                                  ----------

                            OTHER LAWFUL PROVISIONS
                            -----------------------

          (a) The corporation may carry on any business, operation or activity referred to in Article 2 to the same extent as might an individual, whether as principal, agent, contractor or otherwise, and either alone or in conjunction or a joint venture or other arrangement with any corporation, association, trust, firm or individual.

          (b) The corporation may carry on any business, operation or activity through a wholly or partly owned subsidiary.

          (c) The corporation may be a partner in any business enterprise which it would have the power to conduct by itself.

          (d) the directors may make, amend or repeal the bylaws in whole or in part, except with respect to any provision thereof which by law or the bylaws requires action by the stockholders.

          (e) Meetings of the stockholders may be held anywhere in the United States.

          (f) No stockholder shall have any right to examine any property or any books, accounts or other writings of the corporation if there is reasonable ground for belief that such examination will for any reason be adverse to the interests of the corporation, and a vote of the directors refusing permission to make such examination and setting forth that in the opinion of the directors such examination would be adverse to the interests of the corporation shall be prima facie evidence that such examination would be adverse to the interests of the corporation. Every such examination shall be subject to such reasonable regulations as the directors may establish in regard thereto.

          (g) The directors may specify the manner in which the accounts to the corporation shall be kept and may determine what constitutes net earnings, profits and surplus, what amounts, if any, shall be declared as dividends. Unless the board of directors otherwise specifies, the excess of the consideration for any share of its capital stock with par value issued by it over such par value shall be paid-in surplus. The board of directors may allocate to capital stock less than all of the consideration for any share of its capital stock without par value issued by it, in which case the balance of such consideration shall be paid-in surplus. All surplus shall be available for any corporate purpose, including the payment of dividends.

          (h) The purchase or other acquisition or retention by the corporation of shares of its own capital stock shall not be deemed a reduction of its capital stock. Upon any reduction of capital or capital stock, no stockholder shall have any right to demand any distribution from the corporation, except as and to the extent that the stockholders shall have provided at the time of authorizing such reduction.

          (i) The directors shall have the power to fix from time to time their compensation. No person shall be disqualified from holding any office by reason of any interest. In the absence of fraud, any director, officer or stockholder of this corporation individually, or any individual having any interest in any concern which is a stockholder of this corporation, or any concern in which any of such directors, officers, stockholders or individuals has any interest, may be a party to, or may be pecuniary or otherwise interested in, any contract, transaction or other act of this corporation, and

               (1) such contract, transaction or act shall not be in any way invalidated or otherwise affected by that fact;

               (2) no such director, officer, stockholder or individual shall be liable to account to this corporation for any profit or benefit realized through any such contract, transaction or act; and

               (3) any such director of this corporation may be counted in determining the existence of a quorum at any meeting of the directors or of any committee thereof which shall authorize any such contract, transaction or act, and may vote to authorize the same;

provided, however, that any contract, transaction or act in which any director or officer of this corporation is so interested individually or as a director, officer, trustee or member of any concern which is not a subsidiary or affiliate of this corporation, or in which any directors or officers are so interested as holders, collectively, of a majority of shares of capital stock or other beneficial interest at the time outstanding in any concern which is not a subsidiary or affiliate of this corporation, shall be duly authorized or ratified by a majority of the directors who are not so interested, to whom the nature of such interest has been disclosed and who have made any findings required by law;

          the term "interest" including personal interest and interest as a director, officer, stockholder, shareholder, trustee, member or beneficiary of any concern;

          the term "concern" meaning any corporation, association, trust, partnership, firm, person or other entity other than this corporation; and

          the phrase "subsidiary or affiliate" meaning a concern in which a majority of the directors, trustees, partners or controlling persons is elected or appointed by the directors of this corporation, or is constituted of the directors or officers of this corporation.

To the extent permitted by law, the authorizing or ratifying vote of the holders of a majority of the shares of each class of the capital stock of this corporation outstanding and entitled to vote for directors at any annual meeting or a special meeting duly called for the purpose (whether such vote is passed before or after judgment rendered in a suit with respect to such contract, transaction or act) shall validate any contract, transaction or act of this corporation, or of the board of directors or any committee thereof, with regard to all creditors and other claimants under this corporation; provided, however, that

          A. with respect to the authorization or ratification of contractors, transactions or acts in which any of the directors, officers or stockholders of this corporation have an interest, the nature of such contracts, transactions or acts and the interest of any director, officer or stockholder therein shall be summarized in the notice of any such annual or special meeting, or in a statement or letter accompanying such notice, and shall be fully disclosed at any such meeting;

          B. the stockholders so voting shall have made any findings required by law;

          C. stockholders so interested may vote at any such meeting except to the extent otherwise provided by law; and

          D. any failure of the stockholders to authorize or ratify such contract, transaction or act shall not be deemed in any way to invalidate the same or to deprive this corporation, its directors, officers or employees of its or their right to proceed with such contract, transaction or act.

No contract, transaction or act shall be avoided by reason of any provision of this paragraph (i) which would be valid but for such provision or provisions.

         (j) The corporation shall have all powers granted to corporations by the laws of The Commonwealth of Massachusetts, provided that no such power shall include any activity inconsistent with the Business Corporation Law or the general laws of said Commonwealth.

         (k) The corporation eliminates the personal liability of each member of its board of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the foregoing shall not eliminate the liability of a director (i) for any breach of such director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 61 or 62 of Chapter 156B of the Massachusetts General Laws, or (iv) for any transaction from which such director derived an improper personal benefit.

         (l) The Directors of the corporation shall be classified with respect to the time for which they shall severally hold office by dividing them into three classes, each consisting of one-third, or as equal in number as possible, of the whole number of the Board of Directors, and all Directors shall hold office until their successors are chosen and qualified, or until their earlier death, resignation, or removal. The Board of Directors has adopted a vote designating, from among its members, Directors to serve as Directors of the first class ("Class I Directors") who will hold office until the annual meeting in 2000 and until their successors are duly elected and qualified, Directors of the second class ("Class II Directors") who will hold office until the annual meeting in 2001 and until their successors are duly elected and qualified, and Directors of the third class ("Class III Directors") who will hold office until the annual meeting in 2002 and until their successors are duly elected and qualified. At each annual meeting beginning in 2000, the successors to the class of Directors whose term expires at that meeting shall be elected to hold office for a term continuing until the annual meeting held in the third year following the year of their election and until their successors are duly elected and qualified.

                           DESCRIPTION OF AMENDMENTS
                           -------------------------

Article I was amended to change the name of the corporation from "Millitech Corporation" to "Telaxis Communications Corporation."

Article III was amended to increase the authorized Common Stock of the corporation from 36,000,000 shares to 100,000,000 shares.

Article IV was amended to

     (a) incorporate the preferences, voting powers, qualifications, and special or relative rights or privileges of the Class E Preferred Stock of the corporation effected by the Certificate of Vote of Directors Establishing a Series of a Class of Stock as filed with the Massachusetts Secretary of State and effective October 26, 1998 (as amended by the Certificate of Amendment as filed with the Massachusetts Secretary of State and effective May 19, 1999 and by the Certificate of Vote of Directors Establishing a Series of a Class of Stock as filed with the Massachusetts Secretary of State and effective August 18, 1999),
     (b) reflect the changes in the authorized capital of the corporation described above, and
     (c) amend the automatic conversion provisions of Section 3(b) of the description of the rights of each of Class A Preferred Stock, Class B Preferred Stock and Class D Preferred Stock by reducing the minimum public offering price upon an initial public offering of the Company's stock required to trigger automatic conversion from $9.75 per share to $4.50 per share (the same minimum public offering price contained in the Class E Preferred Stock terms).

Article VI was amended to classify the Board of Directors of the corporation into three classes, as nearly equal in number as possible, with the terms of Class I directors expiring in 2000, the terms of Class II directors expiring in 2001, and the terms of Class III directors expiring in 2002.